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                                                                       EXHIBIT 1

                       CONSOLIDATED CONTAINER COMPANY LLC
                      CONSOLIDATED CONTAINER CAPITAL, INC.

                                       AND

                     THE SUBSIDIARY GUARANTORS LISTED HEREIN

                                 $185,000,000 of
                   10 1/8% Senior Subordinated Notes due 2009

                               Purchase Agreement

                                  June 24, 1999

                          DONALDSON, LUFKIN & JENRETTE
                             SECURITIES CORPORATION

                          DEUTSCHE BANK SECURITIES INC.

                           J.P. MORGAN SECURITIES INC.

                            BEAR, STEARNS & CO. INC.
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                       CONSOLIDATED CONTAINER COMPANY LLC
                      CONSOLIDATED CONTAINER CAPITAL, INC.
                   and the Subsidiary Guarantors listed herein

                                  $185,000,000
                   10 1/8% Senior Subordinated Notes due 2009

                               PURCHASE AGREEMENT

                                                                   June 24, 1999

DONALDSON, LUFKIN & JENRETTE
SECURITIES CORPORATION
DEUTSCHE BANK SECURITIES INC.
J.P. MORGAN SECURITIES INC.
BEAR, STEARNS & CO. INC.
c/o Donaldson, Lufkin & Jenrette
    Securities Corporation
    277 Park Avenue
    New York, New York  10172

Ladies and Gentlemen:

            Consolidated Container Company LLC, a Delaware limited liability company (the "Company"), and Consolidated Container Capital, Inc., a Delaware corporation, ("Consolidated Container Capital" and, together with the Company, the "Issuers"), propose to issue and sell to Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ"), Deutsche Bank Securities Inc. ("DBS"), J.P. Morgan Securities Inc. ("J.P. Morgan") and Bear, Stearns & Co. Inc. ("Bear, Stearns" and, together with DLJ, DBS and J.P. Morgan, the "Initial Purchasers") an aggregate of $185,000,000 in principal amount of their 10 1/8% Senior Subordinated Notes due 2009 (the "Senior Subordinated Notes"), subject to the terms and conditions set forth herein. The Senior Subordinated Notes are to be issued pursuant to the provisions of an indenture (the "Indenture"), to be dated as of the Closing Date (as defined below), among the Issuers, the Subsidiary Guarantors (as defined below) and The Bank of New York, as trustee (the "Trustee"). The Senior Subordinated Notes and the New Senior Subordinated Notes (as defined below) issuable in exchange therefor are collectively referred to herein as the "Notes." The Notes will be guaranteed (the "Subsidiary Guarantees") by each of the entities listed on Schedule A hereto (each, a "Subsidiary Guarantor" and collectively the "Subsidiary Guarantors"). Upon consummation of the Contributions and Mergers (as defined below), each Subsidiary Guarantor shall join this Agreement by execution of the joinder attached hereto as Exhibit A.

            Proceeds from the offering of the Notes will be used in connection with the contributions and mergers (the "Contributions and Mergers") pursuant to the terms of a Contribution and Merger Agreement, dated as of April 29, 1999 and as amended and/or restated to date (the "Contribution and Merger Agreement"), among Suiza Foods Corporation ("Suiza Foods"), Franklin
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Plastics, Inc. ("Franklin Plastics"), the Suiza Companies identified therein,
Vestar Packaging LLC, Reid Plastics Holdings, Inc. ("Reid Plastics"), the Reid Companies identified therein, Reid Plastics Group LLC, Consolidated Container Holdings LLC, the owner of all of the member units of the Company ("Holdings"), and the Company. As part of the Contributions and Mergers, certain of the Suiza Companies (as defined in the Contribution and Merger Agreement) and each of the Reid Companies (as defined in the Contribution and Merger Agreement, other than those incorporated outside of the United States) will be merged with and into the Company. Also pursuant to the Contribution and Merger Agreement, certain of the Suiza Companies or their operations will be contributed to the Company. Upon completion of the Contributions and Mergers, Vestar Packaging LLC and Reid Plastics will collectively own 51% of the member units of Holdings, and Suiza Foods, through Franklin Plastics, which is 88% owned by Suiza Foods on a primary basis, will own 49% of the member units of Holdings. The Contribution and Merger Agreement, the agreements set forth on Schedule B hereto, and all closing documents relating to the closing of the Contributions and Mergers are herein referred to as the "Contribution and Merger Documents."

            1. Offering Memorandum. The Senior Subordinated Notes will be offered and sold to the Initial Purchasers pursuant to one or more exemptions from the registration requirements under the Securities Act of 1933, as amended (the "Securities Act"). The Issuers and the Subsidiary Guarantors have prepared a preliminary offering memorandum, dated June 9, 1999 (the "Preliminary Offering Memorandum"), and a final offering memorandum, dated June 24, 1999 (the "Offering Memorandum"), relating to the Senior Subordinated Notes and the Subsidiary Guarantees.

            Upon original issuance thereof, and until such time as the same is no longer required pursuant to the Indenture, the Senior Subordinated Notes (and all securities issued in exchange therefor, in substitution thereof or upon conversion thereof) shall bear the following legend:

            "THIS NOTE (OR ITS PREDECESSOR) HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH IN THE NEXT SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER: (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) (A "QIB"), (B) IT HAS ACQUIRED THIS NOTE IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT OR (C) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A) (1), (2), (3) OR (7) OR REGULATION D UNDER THE SECURITIES ACT (AN "IAI"), (2) AGREES THAT IT WILL NOT RESELL OR

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            OTHERWISE TRANSFER THIS NOTE EXCEPT (A) TO THE CONSOLIDATED
            CONTAINER COMPANY LLC, CONSOLIDATED CONTAINER CAPITAL, INC. OR ANY OF OUR RESPECTIVE SUBSIDIARIES, (B) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (C) IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OR 904 OF THE SECURITIES ACT, (D) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (E) TO AN IAI THAT, PRIOR TO SUCH TRANSFER, FURNISHES THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE TRANSFER OF THIS NOTE (THE FORM OF WHICH CAN BE OBTAINED FROM THE TRUSTEE) AND, IF SUCH TRANSFER IS IN RESPECT OF AN AGGREGATE PRINCIPAL AMOUNT OF NOTES LESS THAN $250,000, AN OPINION OF COUNSEL ACCEPTABLE TO CONSOLIDATED CONTAINER COMPANY LLC AND CONSOLIDATED CONTAINER CAPITAL, INC. THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, (F) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO THE ISSUERS) OR (G) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND."

            2. Agreements to Sell and Purchase. On the basis of the representations, warranties and covenants contained in this Agreement, and subject to the terms and conditions contained herein, the Issuers agree to issue and sell to the Initial Purchasers, and the Initial Purchasers agree, severally and not jointly, to purchase from the Issuers, the principal amounts of Senior Subordinated Notes set forth opposite the name of such Initial Purchaser on Schedule C hereto at a purchase price equal to 97 1/4% of the principal amount thereof (the "Purchase Price").

            3. Terms of Offering. The Initial Purchasers have advised the Issuers that the Initial Purchasers will make offers (the "Exempt Resales") of the Senior Subordinated Notes purchased


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hereunder on the terms set forth in the Offering Memorandum, as amended or supplemented, solely to (i) persons whom the Initial Purchasers reasonably believe to be "qualified institutional buyers" as defined in Rule 144A under the Securities Act ("QIBs") and (ii) to persons permitted to purchase the Senior Subordinated Notes in offshore transactions in reliance upon Regulation S under the Securities Act (each, a "Regulation S Purchaser") (such persons specified in clauses (i) and (ii) being referred to herein as the "Eligible Purchasers"). The Initial Purchasers will offer the Senior Subordinated Notes to Eligible Purchasers initially at a price equal to 100% of the principal amount thereof. Such price may be changed at any time without notice.

            Holders (including subsequent transferees) of the Senior Subordinated Notes will have the registration rights set forth in the registration rights agreement (the "Registration Rights Agreement"), to be dated the Closing Date, in substantially the form of Exhibit B hereto, for so long as such Senior Subordinated Notes constitute "Transfer Restricted Securities" (as defined in the Registration Rights Agreement). Pursuant to the Registration Rights Agreement, the Issuers and the Subsidiary Guarantors will agree to file with the Securities and Exchange Commission (the "Commission") under the circumstances set forth therein, (i) a registration statement under the Securities Act (the "Exchange Offer Registration Statement") relating to the Issuers' 10 1/8% new Senior Subordinated Notes due 2009 (the "New Senior Subordinated Notes"), to be offered in exchange for the Senior Subordinated Notes (such offer to exchange being referred to as the "Exchange Offer") and the Subsidiary Guarantees thereof and (ii) a shelf registration statement pursuant to Rule 415 under the Securities Act (the "Shelf Registration Statement" and, together with the Exchange Offer Registration Statement, the "Registration Statements") relating to the resale by certain holders of the Senior Subordinated Notes and to use their best efforts to cause such Registration Statements to be declared and remain effective and available for use by such holders for the periods specified in the Registration Rights Agreement and to consummate the Exchange Offer. This Agreement, the Indenture, the Notes, the Subsidiary Guarantees, the Senior Credit Facility (as described in the Offering Memorandum) and the Registration Rights Agreement are hereinafter sometimes referred to collectively as the "Operative Documents."

            4. Delivery and Payment.

                  (a) Delivery of, and payment of the Purchase Price for, the Senior Subordinated Notes shall be made at the offices of Latham & Watkins, 885 Third Avenue, New York, New York 10022, or such other location as may be mutually acceptable. Such delivery and payment shall be made at 9:00 a.m. New York City time, on July 1, 1999 or at such other time on the same date or such other date as shall be agreed upon by the Initial Purchasers and the Issuers in writing. The time and date of such delivery and the payment for the Senior Subordinated Notes are herein called the "Closing Date."

                  (b) One or more of the Senior Subordinated Notes in definitive global form, registered in the name of Cede & Co., as nominee of The Depository Trust Company ("DTC"), having an aggregate principal amount corresponding to the aggregate principal amount of the Senior Subordinated Notes (collectively, the "Global Note"), shall be delivered by the Issuers to the Initial


                                       5
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Purchasers (or as the Initial Purchasers direct) in each case with any transfer taxes thereon duly paid by the Issuers against payment by the Initial Purchasers of the Purchase Price thereof by wire transfer in same day funds to the order of the Company. The Global Note shall be made available to the Initial Purchasers for inspection not later than 9:30 a.m., New York City time, on the business day immediately preceding the Closing Date.

            5. Agreements of the Issuers and the Subsidiary Guarantors. Each of the Issuers (or following the Contributions and Mergers, each of the Issuers and the Subsidiary Guarantors), hereby agrees with the Initial Purchasers as follows:

                  (a) To advise the Initial Purchasers promptly (and, if requested by the Initial Purchasers, confirm such advice in writing) of (i) the issuance by any state securities commission of any stop order suspending the qualification or exemption from qualification of any Senior Subordinated Notes for offering or sale in any jurisdiction designated by the Initial Purchasers pursuant to Section 5(e) hereof, or the initiation of any proceeding by any state securities commission or any other federal or state regulatory authority for such purpose and (ii) the happening of any event during the period referred to in Section 5(c) below that makes any statement of a material fact made in the Preliminary Offering Memorandum or the Offering Memorandum untrue or that requires any additions to or changes in the Preliminary Offering Memorandum or the Offering Memorandum in order to make the statements therein not misleading. The Issuers (or following the Contributions and Mergers, the Issuers and the Subsidiary Guarantors) shall use their best efforts to prevent the issuance of any stop order or order suspending the qualification or exemption of any Senior Subordinated Notes under any state securities or Blue Sky laws and, if at any time any state securities commission or other federal or state regulatory authority shall issue an order suspending the qualification or exemption of any Senior Subordinated Notes under any state securities or Blue Sky laws, the Issuers (or following the Contributions and Mergers, the Issuers and the Subsidiary Guarantors) shall use their best efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

                  (b) To furnish the Initial Purchasers and those persons identified by the Initial Purchasers to the Issuers as many copies of the Offering Memorandum, and any amendments or supplements thereto, as the Initial Purchasers may reasonably request for the time period specified in Section 5(c). Subject to the Initial Purchasers' compliance with its representations and warranties and agreements set forth in Section 7 hereof, the Issuers consent to the use of the Preliminary Offering Memorandum and the Offering Memorandum, and any amendments and supplements thereto required pursuant hereto, by the Initial Purchasers in connection with Exempt Resales.

                  (c) During such period as in the opinion of counsel for the Initial Purchasers an Offering Memorandum is required by law to be delivered in connection with Exempt Resales by the Initial Purchasers, not to make any amendment or supplement to the Offering Memorandum of which the Initial Purchasers shall not previously have been advised or to which the Initial Purchasers shall reasonably object after being so advised and to prepare promptly upon the Initial Purchasers' reasonable request, any amendment or supplement to the Offering Memorandum which may be


                                       6
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necessary or advisable in the reasonable determination of both the Initial
Purchasers and the Issuers in connection with such Exempt Resales.

                  (d) If, during the period referred to in Section 5(c) above, any event shall occur or condition shall exist as a result of which, in the opinion of counsel to the Initial Purchasers, it becomes necessary to amend or supplement the Offering Memorandum in order to make the statements therein, in the light of the circumstances when such Offering Memorandum is delivered to an Eligible Purchaser, not misleading, or if, in the reasonable opinion of counsel to the Initial Purchasers, it is necessary to amend or supplement the Offering Memorandum to comply with any applicable law, forthwith to prepare an appropriate amendment or supplement to such Offering Memorandum so that the statements therein, as so amended or supplemented, will not, in the light of the circumstances when it is so delivered, be misleading, or so that such Offering Memorandum will comply with applicable law, and to furnish to the Initial Purchasers and such other persons as the Initial Purchasers may designate such number of copies thereof as the Initial Purchasers may reasonably request.

                  (e) Prior to the sale of all Senior Subordinated Notes pursuant to Exempt Resales as contemplated hereby, to cooperate with the Initial Purchasers and counsel to the Initial Purchasers in connection with the registration or qualification of the Senior Subordinated Notes for offer and sale to the Initial Purchasers and pursuant to Exempt Resales under the securities or Blue Sky laws of such jurisdictions as the Initial Purchasers may reasonably request and to continue such registration or qualification in effect so long as required for Exempt Resales and to file such consents to service of process or other documents as may be necessary in order to effect such registration or qualification; provided, however, that neither the Issuers nor any Subsidiary Guarantor shall be required in connection therewith to qualify as a foreign corporation in any jurisdiction in which it is not now so qualified or to take any action that would subject it to general consent to service of process or taxation other than as to matters and transactions relating to the Preliminary Offering Memorandum, the Offering Memorandum or Exempt Resales, in any jurisdiction in which it is not now so subject.

                  (f) During a period of five years from the date of the Offering Memorandum and so long as the Notes are outstanding, to furnish to the Initial Purchasers as soon as available copies of all reports or other communications furnished by the Issuers or filed with the Commission or any national securities exchange on which any class of securities of the Issuers is listed and such other publicly available information furnished by the Company to the Trustee or to the holders of the Notes pursuant to the Indenture or the TIA (as defined).

                  (g) So long as any of the Senior Subordinated Notes remain outstanding and during any period in which the Issuers and the Subsidiary Guarantors are not subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to make available to any holder of Senior Subordinated Notes in connection with any sale thereof and any prospective purchaser of such Senior Subordinated Notes from such holder, the information ) ("Rule 144A Information") required by Rule 144A(d)(4) under the Securities Act.


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                  (h) Whether or not the transactions contemplated in this
Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all expenses incident to the performance of the obligations of the Issuers (or following the Contributions and Mergers, the Issuers and the Subsidiary Guarantors) under this Agreement, including: (i) the fees, disbursements and expenses of counsel to the Issuers (or following the Contributions and Mergers, the Issuers and the Subsidiary Guarantors) and accountants of the Issuers and the Subsidiary Guarantors in connection with the sale and delivery of the Senior Subordinated Notes to the Initial Purchasers and pursuant to Exempt Resales, and all other fees and expenses in connection with the preparation, printing, filing and distribution of the Preliminary Offering Memorandum, the Offering Memorandum and all amendments and supplements to any of the foregoing (including financial statements), including the mailing and delivering of copies thereof to the Initial Purchasers and persons designated by it in the quantities specified herein, (ii) all costs and expenses related to the transfer and delivery of the Senior Subordinated Notes to the Initial Purchasers and pursuant to Exempt Resales, including any transfer or other taxes payable thereon, (iii) all costs of printing or producing this Agreement, the other Operative Documents and any other agreements or documents in connection with the offering, purchase, sale or delivery of the Senior Subordinated Notes, (iv) all expenses in connection with the registration or qualification of the Senior Subordinated Notes and the Subsidiary Guarantees for offer and sale under the securities or Blue Sky laws of the several states and all costs of printing or producing any preliminary and supplemental Blue Sky memoranda in connection therewith (including the filing fees and fees and disbursements of counsel for the Initial Purchasers in connection with such registration or qualification and memoranda relating thereto), (v) the cost of printing certificates representing the Senior Subordinated Notes and the Subsidiary Guarantees, (vi) all expenses and listing fees in connection with the application for quotation of the Senior Subordinated Notes in the National Association of Securities Dealers, Inc. ("NASD") Automated Quotation System - PORTAL ("PORTAL"), (vii) the fees and expenses of the Trustee and the Trustee's counsel in connection with the Indenture, the Notes and the Subsidiary Guarantees, (viii) the costs and charges of any transfer agent, registrar and/or depositary (including DTC), (ix) any fees charged by rating agencies for the rating of the Notes, (x) all costs and expenses of the Exchange Offer and any Registration Statement, as set forth in the Registration Rights Agreement, and (xi) and all other costs and expenses incident to the performance of the obligations of the Issuers (or following the Contributions and Mergers, the Issuers and the Subsidiary Guarantors) hereunder for which provision is not otherwise made in this Section.

                  (i) To use its best efforts to effect the inclusion of the Senior Subordinated Notes in PORTAL and, if the Notes are not listed on any national securities exchange, to maintain the listing of the Senior Subordinated Notes on PORTAL for so long as the Senior Subordinated Notes are outstanding.

                  (j) To obtain the approval of DTC for "book-entry" transfer of the Notes, and to comply with all of its agreements set forth in the representation letters of the Issuers and the Subsidiary Guarantors to DTC relating to the approval of the Notes by DTC for "book-entry" transfer.

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                  (k) During the period beginning on the date hereof and
continuing to and including the Closing Date, not to offer, sell, contract to sell or otherwise transfer or dispose of any debt securities of the Issuers or any Subsidiary Guarantor or any warrants, rights or options to purchase or otherwise acquire debt securities of the Issuers or any Subsidiary Guarantor substantially similar to the Notes and the Subsidiary Guarantees (other than (i) the Notes and the Subsidiary Guarantees, (ii) commercial paper issued in the ordinary course of business and (iii) borrowings under the existing credit facilities of Reid Plastics, Inc., Franklin Plastics, Inc. or Plastic Containers, Inc.) without the prior written consent of the Initial Purchasers.

                  (l) Not to sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities
Act) that would be integrated with the sale of the Senior Subordinated Notes to the Initial Purchasers or pursuant to Exempt Resales in a manner that would require the registration of any such sale of the Senior Subordinated Notes under the Securities Act.

                  (m)To comply with all of its agreements set forth in the Registration Rights Agreement.

                  (n) Not to voluntarily claim, and to actively resist any attempts to claim, the benefit of any usury laws against the holders of any Notes and the related Subsidiary Guarantees.

                  (o) To use its best efforts to do and perform all things required or necessary to be done and performed under this Agreement by it prior to the Closing Date and to satisfy all conditions precedent to the delivery of the Senior Subordinated Notes and the Subsidiary Guarantees.

            6. Representations, Warranties and Agreements of the Issuers. As of the date hereof, the Issuers represent and warrant to, and agree with, the Initial Purchasers that:

                  (a) The Preliminary Offering Memorandum and the Offering Memorandum do not, and any supplement or amendment to them will not, as of their respective dates, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties contained in this paragraph (a) shall not apply to statements in or omissions from the Preliminary Offering Memorandum or the Offering Memorandum (or any supplement or amendment thereto) based upon information relating to the Initial Purchasers furnished to the Issuers in writing by the Initial Purchasers expressly for use therein. No stop order preventing the use of the Preliminary Offering Memorandum or the Offering Memorandum, or any amendment or supplement thereto, or any order asserting that any of the transactions contemplated by this Agreement are subject to the registration requirements of the Securities Act, has been issued.

                  (b) Each of the Company and each of its subsidiaries is and, after giving effect to the Contributions and Mergers in accordance with the terms of the Contribution and Merger

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Documents, will be a corporation or limited liability company, duly incorporated or formed, as the case may be, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization, as the case may be, and has the corporate power (in the case of a corporation) or power (in the case of a limited liability company) and authority to carry on its business as described in the Preliminary Offering Memorandum and the Offering Memorandum and to own, lease and operate its properties, and, after giving effect to the Contributions and Mergers in accordance with the terms of the Contribution and Merger Documents, will be duly qualified and in good standing as a foreign corporation or limited liability company, as the case may be, and authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the business, prospects, financial condition or results of operations of the Company and its subsidiaries, taken as a whole (a "Material Adverse Effect").

                  (c) All limited liability company interests of the Company are owned by Holdings, free and clear of any security interest, claim, lien, encumbrance or adverse interest of any nature (each a "Lien") (other than those in favor of the lenders under the Senior Credit Facility). All shares of capital stock of Consolidated Container Capital, Inc. are owned by the Company, free and clear of any Liens (other than those in favor of the lenders under the Senior Credit Facility). All outstanding limited liability company interests of the Company have been duly authorized, validly issued and are not subject to any preemptive or similar rights. All outstanding shares of capital stock of Consolidated Container Capital, Inc. have been duly authorized and validly issued and are fully paid, non-assessable and not subject to any preemptive or similar rights.

                  (d) The entities listed on Schedule D hereto are, or upon consummation of the Contributions and Mergers, will be the only subsidiaries, direct or indirect, of the Company. All of the outstanding shares of capital stock of each of the Company's subsidiaries that are corporations have been or, after giving effect to the Contributions and Mergers in accordance with the terms of the Contribution and Merger Documents, will be duly authorized and validly issued, fully paid and non-assessable, and owned by the Company, directly or indirectly through one or more subsidiaries, free and clear of any Liens (other than Liens in favor of the lenders under the Senior Credit Facility and other than Reid Mexico, S.A. de C.V., which is 51% owned by the Company). All of the outstanding limited liability company interests of each of the Company's subsidiaries that are limited liability companies have been and, after giving effect to the Contributions and Mergers in accordance with the terms of the Contribution and Merger Documents, will be duly authorized and validly issued and are owned by the Company, directly or indirectly through one or more subsidiaries, free and clear of any Liens (other than those in favor of the lenders under the Senior Credit Facility).

                  (e) This Agreement has been duly authorized, executed and delivered by each of the Issuers.

                  (f) On the Closing Date, the Indenture will have been duly authorized by each of the Issuers and each of the Subsidiary Guarantors and will have been validly executed and delivered by each of the Issuers and each of the Subsidiary Guarantors. When the Indenture has been

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duly executed and delivered by each of the Issuers, each of the Subsidiary
Guarantors and the Trustee, the Indenture will be a valid and binding agreement of each of the Issuers, each Subsidiary Guarantor, enforceable against the Issuers and each Subsidiary Guarantor in accordance with its terms, except as
(i) the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally, (ii) general equitable principles (whether considered in a proceeding in equity or at law) and (iii) an implied covenant of good faith and fair dealing. On the Closing Date, the Indenture will conform in all material respects to the requirements of the Trust Indenture Act of 1939, as amended (the "TIA" or "Trust Indenture Act"), and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder.

                  (g) On the Closing Date, the Senior Subordinated Notes will have been duly authorized, validly executed and delivered by each of the Issuers. When the Senior Subordinated Notes have been issued, executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms of this Agreement, the Senior Subordinated Notes will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Issuers, enforceable in accordance with their terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally, (ii) general equitable principles (whether considered in a proceeding in equity or at law) and (iii) an implied covenant of good faith and fair dealing. On the Closing Date, the Senior Subordinated Notes will conform as to legal matters to the description thereof in the Offering Memorandum.

                  (h) On the Closing Date, the New Senior Subordinated Notes will have been duly authorized by each of the Issuers. When the New Senior Subordinated Notes are issued, executed and authenticated in accordance with the terms of the Exchange Offer and the Indenture, the New Senior Subordinated Notes will be entitled to the benefits of the Indenture and will be the valid and binding obligations of each of the Issuers, enforceable against each of the Issuers in accordance with their terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally, (ii) general equitable principles (whether considered in a proceeding in equity or at law) and (iii) an implied covenant of good faith and fair dealing.

                  (i) On the Closing Date, the Subsidiary Guarantee to be endorsed on or annexed to the Senior Subordinated Notes by each Subsidiary Guarantor will have been duly authorized, executed and delivered by each such Subsidiary Guarantor. When the Senior Subordinated Notes have been issued, executed and authenticated in accordance with the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms of this Agreement, the Subsidiary Guarantee of each Subsidiary Guarantor endorsed thereon or annexed thereto will be entitled to the benefits of the Indenture and will be the valid and binding obligation of such Subsidiary Guarantor, enforceable against such Subsidiary Guarantor in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally, (ii) general equitable principles (whether considered in a proceeding in equity or at law) and (iii) an implied covenant of good faith and fair dealing. On the Closing Date, the Subsidiary Guarantees to be endorsed on or annexed to the Senior Subordinated Notes will conform as to legal matters to the description thereof in the Offering Memorandum.

                  (j) On the Closing Date, the Subsidiary Guarantee to be endorsed on or annexed to the New Senior Subordinated Notes by each Subsidiary Guarantor will have been duly authorized by such Subsidiary Guarantor and, when issued, will have been duly executed and delivered by each such Subsidiary Guarantor. When the New Senior Subordinated Notes have been issued, executed and authenticated in accordance with the terms of the Exchange Offer and the Indenture, the Subsidiary Guarantee of each Subsidiary Guarantor endorsed thereon or annexed thereto will be entitled to the benefits of the Indenture and will be the valid and binding obligation of such Subsidiary Guarantor, enforceable against such Subsidiary Guarantor in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally, (ii) general equitable principles (whether considered in a proceeding in equity or at law) and (iii) an implied covenant of good faith and fair dealing. When the New Senior Subordinated Notes are issued, authenticated and delivered, the Subsidiary Guarantees to be endorsed or annexed to on the New Senior Subordinated Notes will conform as to legal matters to the description thereof in the Offering Memorandum.

                  (k) The Registration Rights Agreement has been duly authorized by the each of Issuers and, on the Closing Date, will have been duly authorized by each of the Subsidiary Guarantors and will have been duly executed and delivered by each of the Issuers and each of the Subsidiary Guarantors. When the Registration Rights Agreement has been duly executed and delivered, the Registration Rights Agreement will be a valid and binding agreement of each of the Issuers and each of the Subsidiary Guarantors, enforceable against each of the Issuers and each of the Subsidiary Guarantors in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally, (ii) general equitable principles (whether considered in a proceeding in equity or at law),
(iii) an implied covenant of good faith and fair dealing and (iv) any rights of indemnity or contribution thereunder may be limited by federal or state securities laws or public policy considerations. On the Closing Date, the Registration Rights Agreement will conform as to legal matters to the description thereof in the Offering Memorandum.

                  (l) The Contribution and Merger Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally, (ii) general equitable principles (whether considered in a proceeding in equity or at law),
(iii) an implied covenant of good faith and fair dealing and (iv) any rights of indemnity or contribution thereunder may be limited by federal or state securities laws or public policy considerations. On the Closing Date, the Contribution and

Merger Agreement will conform as to legal matters to the description thereof in the Offering Memorandum.

                  (m) By or on the Closing Date, the Senior Credit Facility will have been duly authorized, executed and delivered by each of Holdings and the Company. When the Senior Credit Facility has been duly executed and delivered, the Senior Credit Facility will be a valid and binding agreement each of the Issuers and each of the Subsidiary Guarantors, enforceable against each of the Issuers and each of the Subsidiary Guarantors in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally, (ii) general equitable principles (whether considered in a proceeding in equity or at law),
(iii) an implied covenant of good faith and fair dealing and (iv) the effects of the possible judicial application of foreign laws or foreign governmental or judicial action affecting creditors' rights. On the Closing Date, the Senior Credit Facility will conform as to legal matters to the description thereof in the Offering Memorandum.

                  (n) Neither the Company nor any of its subsidiaries is in violation of or, after giving effect to the Contributions and Mergers in accordance with the terms of the Contribution and Merger Documents, will be (i) in violation of its respective charter, by-laws or operating agreement, as the case may be, or (ii) in default in the performance of any obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or their respective properties are bound, except in the case of clause (ii) for such violations that would not have a Material Adverse Effect.

                  (o) The execution, delivery and performance of this Agreement and the other Operative Documents by each of the Issuers (or following the Contributions and Mergers, each of the Issuers and each of the Subsidiary Guarantors), compliance by each of the Issuers and each of the Subsidiary Guarantors with all provisions hereof and thereof, the consummation of the Contributions and Mergers and the consummation of the other transactions contemplated hereby and thereby will not (i) require any consent, approval, authorization or other order of, or qualification with, any court or governmental body or agency (except as may be required under (1) securities or Blue Sky laws of the various states with respect to the purchase and distribution of the Senior Subordinated Notes by the Initial Purchasers, (2) the Securities Act and the Trust Indenture Act with respect to the Exchange Offer required by the Registration Rights Agreement, (3) any filings or recordings pursuant to the Senior Credit Facility and its related security documents to perfect the security interests in the collateral thereunder and (4) (A) the New Jersey Industrial Site Recovery Act and (B) certain post-closing filings relating to the Connecticut Transfer Act, with respect to the consummation of the Contribution and Merger Agreement), (ii) conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter, by-laws or operating agreement, as the case may be, of the Company or any of its subsidiaries or any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to the Company and its subsidiaries, taken as a whole, to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or their respective properties are bound, except for such violations that would not have a Material Adverse Effect, (iii) violate any applicable law or any rule, regulation, judgment, order or decree of any court or any governmental body or agency having jurisdiction over the Company, any of its subsidiaries or their respective properties, except for such violations that would not have a Material Adverse Effect, (iv) result in the imposition or creation of (or the obligation to create or impose) a Lien under, any agreement or instrument to which the Company or any of its subsidiaries are a party or by which the Company or any of its subsidiaries or their respective properties are bound (other than those in favor of the lenders under the Senior Credit Facility), or (v) result in the termination, suspension or revocation of any Authorization (as defined below) of the Company or any of its subsidiaries or result in any other impairment of the rights of the holder of any such Authorization, except as would not have a Material Adverse Effect.

                  (p) Except as disclosed in the Offering Memorandum, there are and, after giving effect to the Contributions and Mergers in accordance with the terms of the Contribution and Merger Documents, there will be no legal or governmental proceedings pending or threatened to which the Company or any of its subsidiaries is a party or to which any of their respective properties are subject, which might result, singly or in the aggregate, in a Material Adverse Effect.

                  (q) Except as disclosed in the Offering Memorandum, neither the Company nor any of its subsidiaries has and, after giving effect to the Contributions and Mergers in accordance with the terms of the Contribution and Merger Documents, will have violated (i) any foreign, federal, state or local law or regulation relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) any provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or (iii) any provisions of the Foreign Corrupt Practices Act or the rules and regulations promulgated thereunder, except with respect to each of clauses (i), (ii) and
(iii) of this clause (q) for such violations which, singly or in the aggregate, would not have a Material Adverse Effect.

                  (r) Except as disclosed in the Offering Memorandum, there are and, after giving effect to the Contributions and Mergers in accordance with the terms of the Contribution and Merger Documents, there will be no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any Authorization, any related constraints on operating activities and any potential liabilities to third parties) which would, singly or in the aggregate, have a Material Adverse Effect.

                  (s) Each of the Company and its subsidiaries has and, after giving effect to the Contributions and Mergers in accordance with the terms of the Contribution and Merger Documents, will have such permits, licenses, consents, exemptions, franchises, authorizations and other approvals (each, an "Authorization") of, and has and, after giving effect to the Contributions and Mergers in accordance with the terms of the Contribution and Merger Documents, will have made all filings with and notices to, all governmental or regulatory authorities and self-regulatory organizations and all courts and other tribunals, including without limitation, under any applicable

Environmental Laws, as are necessary to own, lease, license and operate its respective properties and to conduct its business, except where the failure to have any such Authorization or to make any such filing or notice would not, singly or in the aggregate, have a Material Adverse Effect. Each such Authorization is and, after giving effect to the Contributions and Mergers in accordance with the terms of the Contribution and Merger Documents, will be valid and in full force and effect, and each of the Company and its subsidiaries is and, after giving effect to the Contributions and Mergers in accordance with the terms of the Contribution and Merger Documents, will be in compliance with all the terms and conditions thereof and with the rules and regulations of the authorities and governing bodies having jurisdiction with respect thereto; and no event has occurred (including, without limitation, the receipt of any notice from any authority or governing body) which allows or, after notice or lapse of time or both, would allow, revocation, suspension or termination of any such Authorization or results or, after notice or lapse of time or both, would result in any other impairment of the rights of the holder of any such Authorization; and such Authorizations contain and, after giving effect to the Contributions and Mergers in accordance with the terms of the Contribution and Merger Documents, will contain, no restrictions that are burdensome to the Company or any of its subsidiaries; except where such failure to be valid and in full force and effect or to be in compliance, the occurrence of any such event or the presence of any such restriction would not, singly or in the aggregate, have a Material Adverse Effect.

                  (t) Each of the Company and its subsidiaries has and, immediately after the Contributions and Mergers in accordance with the terms of the Contribution and Merger Documents, will have, good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by it that is material to the business of the Company and its subsidiaries, in each case free and clear of all Liens and defects, except Liens described in the Offering Memorandum, Liens in favor of the lenders under the Senior Credit Facility or Liens that do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company or any of its subsidiaries. Any real property and buildings held under lease by the Company or any of its subsidiaries are and, immediately after the Contributions and Mergers in accordance with the terms of the Contribution and Merger Documents, will be held by the Company or such subsidiary under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company or such subsidiary.

                  (u) Except as disclosed in the Offering Memorandum, each of the Company and its subsidiaries owns or possesses, and immediately after the Contributions and Mergers in accordance with the terms of the Contribution and Merger Documents, will own or possess, or can acquire on reasonable terms, all patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names ("intellectual property") currently employed by it in connection with the business now operated, or immediately after the Contributions and Mergers in accordance with the terms of the Contribution and Merger Documents, will be operated by the Company and its subsidiaries, except where the failure to own or possess or otherwise be able to acquire such intellectual property would not, singly or in the aggregate, have a Material Adverse Effect. Neither the Company nor any of its subsidiaries has received within the last three years any written notice of infringement of asserted rights of others with respect to any of such intellectual property that, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect.

                  (v) Each of the Company and its subsidiaries will, after giving effect to the Contributions and Mergers in accordance with the terms of the Contribution and Merger Documents, carry insurance (including self-insurance, if any) in such amounts and covering such risks as in its reasonable determination is adequate for the conduct of its business and the value of its properties.

                  (w) The accountants that have certified the financial statements and supporting schedules included in the Preliminary Offering Memorandum and the Offering Memorandum are independent public accountants with respect to the Issuers and the Subsidiary Guarantors, as required by Rule 101 of the AICPA's Code of Professional Conduct and its interpretations and rulings.

                  (x) The historical financial statements, together with related notes forming part of the Offering Memorandum (and any amendment or supplement thereto), present fairly the consolidated financial position, results of operations and changes in financial position of the Company and its subsidiaries on the basis stated in the Offering Memorandum at the respective dates or for the respective periods to which they apply; such statements and related notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the other financial information set forth in the Offering Memorandum (and any amendment or supplement thereto) are, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company.

                  (y) The pro forma financial statements included in the Preliminary Offering Memorandum and the Offering Memorandum have been prepared on a basis consistent with the historical financial statements of the Company and its subsidiaries and give effect to assumptions used in the preparation thereof on a reasonable basis and in good faith and present fairly the historical and proposed transactions contemplated by the Preliminary Offering Memorandum and the Offering Memorandum; and such pro forma financial statements comply as to form in all material respects with the requirements applicable to pro forma financial statements included in registration statements on Form S-1 under the Securities Act. The other pro forma financial and statistical information and data included in the Offering Memorandum are, in all material respects, accurately presented and prepared on a basis consistent with the pro forma financial statements.

                  (z) The Issuers are not and, after giving effect to (i) the Contributions and Mergers in accordance with the terms of the Contribution and Merger Documents and (ii) the offering and sale of the Senior Subordinated Notes and the application of the net proceeds thereof as described in the Offering Memorandum, will not be, an "investment company," as such term is defined in the Investment Company Act of 1940, as amended.

                  (aa) There are and, after giving effect to the Contributions and Mergers in accordance with the terms of the Contribution and Merger Documents, there will be no contracts, agreements or understandings between either Issuer or any Subsidiary Guarantor and any person granting such person the right to require such Issuer or such Subsidiary Guarantor to file a registration statement under the Securities Act with respect to any securities of such Issuer or such Subsidiary Guarantor or to require such Issuer or such Subsidiary Guarantor to include such securities with the Notes and Subsidiary Guarantees registered pursuant to any Registration Statement.

                  (bb) None of the transactions contemplated by this Agreement, including the use of proceeds by the Company, will violate, Regulation T (12 C.F.R. Part 220), Regulation U (12 C.F.R. Part 221) or Regulation X (12 C.F.R.
Part 224) of the Board of Governors of the Federal Reserve System.

                  (cc) No "nationally recognized statistical rating organization" as such term is defined for purposes of Rule 436(g)(2) under the Securities Act (i) has imposed (or has informed any Issuer or any Subsidiary Guarantor that it is considering imposing) any condition (financial or otherwise) on any Issuer's or any Subsidiary Guarantor's retaining any rating assigned to any Issuer or any Subsidiary Guarantor, any securities of any Issuer or any Subsidiary Guarantor or (ii) has indicated to any Issuer or any Subsidiary Guarantor that it is considering (a) the downgrading, suspension, or withdrawal of, or any review for a possible change that does not indicate the direction of the possible change in, any rating so assigned or (b) any change in the outlook for any rating of any Issuer, any Subsidiary Guarantor or any securities of any Issuer or any Subsidiary Guarantor.

                  (dd) Since the respective dates as of which information is given in the Offering Memorandum, other than as set forth in the Offering Memorandum (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), (i) there has not occurred any material adverse change or any development involving a prospective material adverse change in the condition, financial or otherwise, or the earnings, business, management, or operations of the Company and its subsidiaries, taken as a whole, (ii) there has not been any material adverse change or any development involving a prospective material adverse change in the capital stock or in the long-term debt of the Company or any of its subsidiaries and (iii) neither the Company nor any of its subsidiaries has incurred any material liability or obligation, direct or contingent.

                  (ee) The Company has delivered to the Initial Purchasers true and correct conformed copies of the Contribution and Merger Agreement, including all schedules and exhibits thereto, and there have been no amendments, alterations, modifications or waivers thereto or in the exhibits or schedules thereto, except as have been delivered to the Initial Purchasers.

                  (ff) There is no strike or material labor dispute, slowdown or work stoppage involving the employees of the Company or any of its subsidiaries which is pending or, to the best knowledge of the Issuers, threatened.

                  (gg) The Company maintains and, after giving effect to the Contributions and Mergers in accordance with the terms of the Contribution and Merger Documents, will maintain, a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  (hh) All material tax returns required to be filed by the Company and each of its subsidiaries in any jurisdiction have been and, after giving effect to the Contributions and Mergers in accordance with the terms of the Contribution and Merger Documents, will have been filed, other than those filings being contested in good faith, and all material taxes, including withholding taxes, penalties and interest, assessments, fees and other charges due pursuant to such returns or pursuant to any assessment received by the Company or any of its subsidiaries have been and, after giving effect to the Contributions and Mergers in accordance with the terms of the Contribution and Merger Documents, will have been, paid, other than those being contested in good faith and for which adequate reserves have been provided.

                  (ii) Each of the Preliminary Offering Memorandum and the Offering Memorandum, as of its date, contains all the information specified in, and meeting the requirements of, Rule 144A(d)(4) under the Securities Act.

                  (jj) When the Senior Subordinated Notes and the Subsidiary Guarantees are issued and delivered pursuant to this Agreement, neither the Senior Subordinated Notes nor the Subsidiary Guarantees will be of the same class (within the meaning of Rule 144A under the Securities Act) as any security of the Issuers or the Subsidiary Guarantors that is listed on a national securities exchange registered under Section 6 of the Exchange Act or that is quoted in a United States automated inter-dealer quotation system.

                  (kk) No form of general solicitation or general advertising (as defined in Regulation D under the Securities Act) was used by the Issuers, the Subsidiary Guarantors or any of their respective representatives (other than the Initial Purchasers, as to whom the Issuers make no representation) in connection with the offer and sale of the Senior Subordinated Notes contemplated hereby, including, but not limited to, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. No securities of the same class as the Senior Subordinated Notes have been issued and sold by the Issuers within the six-month period immediately prior to the date hereof.

                  (ll) Prior to the effectiveness of any Registration Statement, the Indenture is not required to be qualified under the TIA.

                  (mm) None of the Issuers, the Subsidiary Guarantors nor any of their respective affiliates or any person acting on its or their behalf (other than the Initial Purchasers, as to whom the Issuers make no representation) has engaged or will engage in any directed selling efforts within the meaning of Regulation S under the Securities Act ("Regulation S") with respect to the Senior Subordinated Notes or the Subsidiary Guarantees.

                  (nn) Neither the Company nor anyone acting at its direction has offered or sold or, solely in connection with Exempt Resales pursuant to this Agreement, will offer or sell the Senior Subordinated Notes in transactions other than offshore transactions in reliance on Regulation S under the Securities Act, if any.

                  (oo) The sale of the Senior Subordinated Notes pursuant to Regulation S is not part of a plan or scheme by the Issuers, the Subsidiary Guarantors or any of their respective affiliates or any person acting on its or their behalf (other than the Initial Purchaser, as to whom the Issuers make no representation) to evade the registration provisions of the Act.

                  (pp) The Issuers, the Subsidiary Guarantors and their respective affiliates and all persons acting on their behalf (other than the Initial Purchasers, as to whom the Issuers makes no representation) have complied with and, after giving effect to the Contributions and Mergers in accordance with the terms of the Contribution and Merger Documents, will comply with the offering restrictions requirements of Regulation S in connection with the offering of the Senior Subordinated Notes outside the United States and, in connection therewith, the Offering Memorandum will contain the disclosure required by Rule 902(g).

                  (qq) The Senior Subordinated Notes sold in reliance on Regulation S will be represented upon issuance by a temporary global security that may not be exchanged for definitive securities until the expiration of the 40 day distribution compliance period referred to in Rule 903(c)(3) of the Securities Act and only upon certification of beneficial ownership of such Senior Subordinated Notes by non-U.S. persons or U.S. persons who purchased such Senior Subordinated Notes in transactions that were exempt from the registration requirements of the Securities Act.

                  (rr) No registration under the Securities Act of the Senior Subordinated Notes or the Subsidiary Guarantees is required for the sale of the Senior Subordinated Notes and the Subsidiary Guarantees to the Initial Purchasers as contemplated hereby or for the Exempt Resales, assuming the accuracy of the Initial Purchasers' representations and warranties and agreements set forth in Section 7 hereof.

                  (ss) Each certificate signed by any officer of either Issuer or any Subsidiary Guarantor and delivered to the Initial Purchasers or counsel for the Initial Purchasers shall be deemed to be a representation and warranty by such Issuer or such Subsidiary Guarantor to the Initial Purchasers as to the matters covered thereby.

            The Issuers acknowledge that the Initial Purchasers and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to
Section 9 hereof, counsel to the Issuers and the Subsidiary Guarantors and counsel to the Initial Purchasers, will rely upon the accuracy and truth of the foregoing representations and hereby consents to such reliance.

            7. Initial Purchasers' Representations and Warranties. Each of the Initial Purchasers, severally and not jointly, represents and warrants to the Issuers (or following the Contributions and Mergers, the Issuers and the Subsidiary Guarantors), and agrees that:

                  (a) Such Initial Purchaser is either a QIB or an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act) (an "Accredited Institution"), in either case, with such knowledge and experience in financial and business matters as is necessary in order to evaluate the merits and risks of an investment in the Senior Subordinated Notes.

                  (b) Such Initial Purchaser (A) is not acquiring the Senior Subordinated Notes with a view to any distribution thereof or with any intention of offering or selling any of the Senior Subordinated Notes in a transaction that would violate the Securities Act or the securities laws of any state of the United States or any other applicable jurisdiction and (B) will be reoffering and reselling the Senior Subordinated Notes only to (x) QIBs in reliance on the exemption from the registration requirements of the Securities Act provided by Rule 144A and (y) in offshore transactions in reliance upon Regulation S under the Securities Act.

                  (c) Such Initial Purchaser agrees that no form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) has been or will be used by such Initial Purchaser or any of its representatives in connection with the offer and sale of the Senior Subordinated Notes pursuant hereto, including, but not limited to, articles, notices or other communications published in any newspaper, magazine or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

                  (d) Such Initial Purchaser agrees that, in connection with Exempt Resales, such Initial Purchaser will solicit offers to buy the Senior Subordinated Notes only from, and will offer to sell the Senior Subordinated Notes only to, Eligible Purchasers. Each Initial Purchaser further agrees that it will offer to sell the Senior Subordinated Notes only to, and will solicit offers to buy the Senior Subordinated Notes only from (A) Eligible Purchasers that the Initial Purchaser reasonably believes are QIBs and (B) Regulation S Purchasers, in each case, that agree that (x) the Senior Subordinated Notes purchased by them may be resold, pledged or otherwise transferred within the time period referred to under Rule 144(k) (taking into account the provisions of Rule 144(d) under the Securities Act, if applicable) under the Securities Act, as in effect on the date of the transfer of such Senior Subordinated Notes, only
(I) to the Company or any of its subsidiaries, (II) to a person whom the seller reasonably believes is a QIB purchasing for its own account or for the account of a QIB in a transaction meeting the requirements of Rule 144A under the Securities

Act, (III) in an offshore transaction (as defined in Rule 902 under the Securities Act) meeting the requirements of Rule 904 of the Securities Act, (IV) in a transaction meeting the requirements of Rule 144 under the Securities Act,
(V) to an Accredited Institution that, prior to such transfer, furnishes the Trustee a signed letter containing certain representations and agreements relating to the registration of transfer of such Senior Subordinated Note (the form of which is substantially the same as set forth as an exhibit to the Indenture) and, if such transfer is in respect of an aggregate principal amount of Senior Subordinated Notes less than $250,000, an opinion of counsel acceptable to the Company that such transfer is in compliance with the Securities Act, (VI) in accordance with another exemption from the registration requirements of the Securities Act (and based upon an opinion of counsel acceptable to the Company) or (VII) pursuant to an effective registration statement and, in each case, in accordance with the applicable securities laws of any state of the United States or any other applicable jurisdiction and (y) they will deliver to each person to whom such Senior Subordinated Notes or an interest therein is transferred a notice substantially to the effect of the foregoing.

                  (e) Neither such Initial Purchaser nor any of its affiliates or any person acting on its or their behalf has engaged or will engage in any directed selling efforts within the meaning of Regulation S with respect to the Senior Subordinated Notes or the Subsidiary Guarantees.

                  (f) The Senior Subordinated Notes offered and sold by such Initial Purchaser pursuant hereto in reliance on Regulation S have been and will be offered and sold only in offshore transactions.

                  (g) The sale of the Senior Subordinated Notes offered and sold by such Initial Purchaser pursuant hereto in reliance on Regulation S is not part of a plan or scheme to evade the registration provisions of the Securities Act.

                  (h) Such Initial Purchaser agrees that it has not offered or sold and will not offer or sell the Senior Subordinated Notes in the United States or to, or for the benefit or account of, a U.S. Person (other than a distributor), in each case, as defined in Rule 902 under the Securities Act (i) as part of its distribution at any time and (ii) otherwise until 40 days after the later of the commencement of the offering of the Senior Subordinated Notes pursuant hereto and the Closing Date, other than in accordance with Regulation S of the Securities Act or another exemption from the registration requirements of the Securities Act. Such Initial Purchaser agrees that, during such 40-day distribution compliance period, it will not cause any advertisement with respect to the Senior Subordinated Notes (including any "tombstone" advertisement) to be published in any newspaper or periodical or posted in any public place and will not issue any circular relating to the Senior Subordinated Notes, except such advertisements as permitted by and include the statements required by Regulation S.

                  (i) Such Initial Purchaser agrees that, at or prior to confirmation of a sale of Senior Subordinated Notes by it to any distributor, dealer or person receiving a selling concession, fee or other remuneration during the 40-day distribution compliance period referred to in Rule

903(c)(3) under the Securities Act, it will send to such distributor, dealer or person receiving a selling concession, fee or other remuneration a confirmation or notice to substantially the following effect:

            "The 10 1/8% Senior Subordinated Notes due 2009 (the "Senior Subordinated Notes") covered hereby have not been registered under the U.S. Securities Act of 1933, as amended (the "Securities Act"), and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of your distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering of the Senior Subordinated Notes and the date of closing related thereto, except in either case in accordance with Regulation S under the Securities Act (or Rule 144A under the Securities Act or to an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act) in transactions that are exempt from the registration requirements of the Securities Act), and in connection with any subsequent sale by you of the Senior Subordinated Notes covered hereby in reliance on Regulation S during the period referred to above to any distributor, dealer or person receiving a selling concession, fee or other remuneration, you must deliver a notice to substantially the foregoing effect. Terms used above have the meanings assigned to them in Regulation S."

                  (j) Such Initial Purchaser agrees that the Senior Subordinated Notes offered and sold in reliance on Regulation S will be represented upon issuance by a global security that may not be exchanged for definitive securities until the expiration of the 40-day restricted period referred to in Rule 903(c)(3) of the Securities Act and only upon certification of beneficial ownership of such Senior Subordinated Notes by non-U.S. persons or U.S. persons who purchased such Senior Subordinated Notes in transactions that were exempt from the registration requirements of the Securities Act.

            Such Initial Purchaser acknowledges that the Issuers (or following the Contributions and Mergers, the Issuers and the Subsidiary Guarantors) and, for purposes of the opinions to be delivered to each Initial Purchaser pursuant to Section 9 hereof, counsel to the Issuers and the Subsidiary Guarantors and counsel to the Initial Purchasers, will rely upon the accuracy and truth of the foregoing representations, and such Initial Purchaser hereby consents to such reliance.

            8. Indemnification.

                  (a) Each of the Issuers (or following the Contributions and Mergers, each of the Issuers and each of the Subsidiary Guarantors) agree, jointly and severally, to indemnify and hold harmless each Initial Purchaser, its directors, its officers and each person, if any, who controls such

Initial Purchaser within the meaning of Section 15 of the Securities Act or
Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and judgments (including, without limitation, any legal or other expenses incurred in connection with investigating or defending any matter, including any action, that could give rise to any such losses, claims, damages, liabilities or judgments) caused by any untrue statement or alleged untrue statement of a material fact contained in the Offering Memorandum (or any amendment or supplement thereto), any Rule 144A Information provided by either Issuer or any Subsidiary Guarantor to any holder of Senior Subordinated Notes pursuant to Section 5(h) or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or judgments are (i) caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to the Initial Purchaser furnished in writing to the Issuers by such Initial Purchaser, provided, however, that the foregoing indemnity agreement with respect to any Preliminary Offering Memorandum shall not inure to the benefit of any Initial Purchaser who failed to deliver an Offering Memorandum, as then amended or supplemented, (so long as the Offering Memorandum and any amendment or supplement thereto was provided by the Issuers to the several Initial Purchasers in the requisite quantity and on a timely basis to permit proper delivery on or prior to the Closing Date) to the person asserting any losses, claims, damages, liabilities or judgments caused by any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Offering Memorandum, or (ii) caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such material misstatement or omission or alleged material misstatement or omission was cured in the Offering Memorandum.

                  (b) The Initial Purchasers agree, severally and not jointly, to indemnify and hold harmless the Issuers (or following the Contributions and Mergers, the Issuers and the Subsidiary Guarantors), and their respective directors, managers (or Management Committee members) and officers and each person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) the Issuers (or following the Contributions and Mergers, the Issuers or any Subsidiary Guarantors), to the same extent as the foregoing indemnity from the Issuers (or following the Contributions and Mergers, the Issuers and the Subsidiary Guarantors) to each Initial Purchaser but only with reference to information relating to an Initial Purchaser furnished in writing to the Issuers by any Initial Purchaser expressly for use in the Preliminary Offering Memorandum or the Offering Memorandum.

                  (c) In case any action shall be commenced involving any person in respect of which indemnity may be sought pursuant to Section 8(a) or 8(b) (the "indemnified party"), the indemnified party shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party shall assume the defense of such action, including the employment of counsel reasonably satisfactory to the indemnified party and the payment of all fees and expenses of such counsel, as incurred (except that in the case of any action in respect of which indemnity may be sought pursuant to both Sections 8(a) and 8(b), the Initial Purchasers shall not be required to assume the defense of such action pursuant to this Section 8(c), but may employ separate counsel and participate in the defense thereof, but the fees and expenses of such counsel, except as provided below, shall be at the expense of the Initial Purchasers). Any indemnified party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the indemnified party unless (i) the employment of such counsel shall have been specifically authorized in writing by the indemnifying party, (ii) the indemnifying party shall have failed to assume the defense of such action or employ counsel reasonably satisfactory to the indemnified party or (iii) the named parties to any such action (including any impleaded parties) include both the indemnified party and the indemnifying party, and the indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the indemnified party). In any such case, the indemnifying party shall not, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all indemnified parties and all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by Donaldson, Lufkin & Jenrette Securities Corporation, in the case of the parties indemnified pursuant to Section 8(a), and by the Issuers, in the case of parties indemnified pursuant to Section 8(b). The indemnifying party shall indemnify and hold harmless the indemnified party from and against any and all losses, claims, damages, liabilities and judgments by reason of any settlement of any action (i) effected with its written consent or (ii) effected without its written consent if the settlement is entered into more than twenty business days after the indemnifying party shall have received a request from the indemnified party for reimbursement for the fees and expenses of counsel (in any case where such fees and expenses are at the expense of the indemnifying party) and, prior to the date of such settlement, the indemnifying party shall have failed to comply with such reimbursement request. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened action in respect of which the indemnified party is or could have been a party and indemnity or contribution may be or could have been sought hereunder by the indemnified party, unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability on claims that are or could have been the subject matter of such action and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of the indemnified party.

                  (d) To the extent the indemnification provided for in this
Section 8 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages, liabilities or judgments referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and judgments (i) in such proportion as is appropriate to reflect the relative benefits received by the Issuers and the Subsidiary Guarantors, on the one hand, and the Initial Purchasers, on the other hand, from the offering of the Senior Subordinated Notes or (ii) if the allocation provided by clause 8(d)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 8(d)(i) above but also the relative fault of the Issuers and the Subsidiary Guarantors, on the one hand, and the Initial Purchasers, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative benefits received by the Issuers and the Subsidiary Guarantors, on the one hand, and the Initial Purchasers, on the other hand, shall be deemed to be in the same proportion as the total net proceeds from the offering of the Senior Subordinated Notes (after underwriting discounts and commissions, but before deducting expenses) received by the Issuers, and the total discounts and commissions received by the Initial Purchasers bear to the total price to investors of the Senior Subordinated Notes, in each case as set forth in Schedule B hereto. The relative fault of the Issuers and the Subsidiary Guarantors, on the one hand, and the Initial Purchasers, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuers or the Subsidiary Guarantors, on the one hand, or the Initial Purchasers, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

            The Issuers (or following the Contributions and Mergers, the Issuers and the Subsidiary Guarantors) and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such indemnified party in connection with investigating or defending any matter, including any action, that could have given rise to such losses, claims, damages, liabilities or judgments. Notwithstanding the provisions of this
Section 8, the Initial Purchasers shall not be required to contribute any amount in excess of the amount by which the total discounts and commissions received by such Initial Purchasers exceeds the amount of any damages which the Initial Purchasers have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.
 No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers' obligation to contribute pursuant to this Section 8(d) are several in proportion to the respective principal amount of Senior Subordinated Notes purchased by each of the Initial Purchasers hereunder and not joint.

                  (e) The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

            9. Conditions of Initial Purchasers' Obligations. The obligations of the Initial Purchasers to purchase the Senior Subordinated Notes under this Agreement are subject to the satisfaction of each of the following conditions:

                  (a) All the representations and warranties of the Issuers (or following the Contributions and Mergers, the Issuers and the Subsidiary Guarantors) contained in this Agreement shall be true and correct on the Closing Date with the same force and effect as if made on and as of the Closing Date.

                  (b) On or after the date hereof, (i) there shall not have occurred any downgrading, suspension or withdrawal of, nor shall any notice have been given of any potential or intended downgrading, suspension or withdrawal of, or of any review (or of any potential or intended review) for a possible change that does not indicate the direction of the possible change in, any rating of either Issuer or any Subsidiary Guarantor or any securities of either Issuer or any Subsidiary Guarantor (including, without limitation, the placing of any of the foregoing ratings on credit watch with negative or developing implications or under review with an uncertain direction) by any "nationally recognized statistical rating organization" as such term is defined for purposes of Rule 436(g)(2) under the Securities Act, (ii) there shall not have occurred any change, nor shall notice have been given of any potential or intended change, in the outlook for any rating of either Issuer or any Subsidiary Guarantor or any securities of the Issuers or any Subsidiary Guarantor by any such rating organization and (iii) no such rating organization shall have given notice that it has assigned (or is considering assigning) a lower rating to the Senior Subordinated Notes than that on which the Senior Subordinated Notes were marketed.

                  (c) Since the respective dates as of which information is given in the Offering Memorandum, other than as set forth in the Offering Memorandum (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), (i) there shall not have occurred any change or any development involving a prospective change in the condition, financial or otherwise, or the earnings, business, management or operations of the Company and its subsidiaries, taken as a whole, (ii) there shall not have been any change or any development involving a prospective change in the capital stock or in the long-term debt of the Company or any of its subsidiaries (except with respect to the consent solicitation and tender offer for the 10% Senior Secured Notes due 2006 of Plastic Containers LLC) and (iii) neither the Company nor any of its subsidiaries shall have incurred any liability or obligation, direct or contingent, the effect of which, in any such case described in clause 9(c)(i), 9(c)(ii) or 9(c)(iii), in your judgment, is material and adverse and, in your judgment, makes it impracticable to market the Senior Subordinated Notes on the terms and in the manner contemplated in the Offering Memorandum.

                  (d) You shall have received on the Closing Date a certificate dated the Closing Date, signed by the Presidents and the Chief Financial Officers of the Issuers, confirming the matters set forth in Sections 6(dd), 9(a) and 9(b) and stating that each of the Issuers and the Subsidiary Guarantors has complied with all the agreements and satisfied all of the conditions herein contained and required to be complied with or satisfied on or prior to the Closing Date.

                  (e) You shall have received on the Closing Date an opinion (satisfactory to you and counsel for the Initial Purchasers), dated the Closing Date, of Simpson Thacher & Bartlett, counsel for the Issuers and the Subsidiary Guarantors, substantially to the effect as that provided in Exhibit C.

                  (f) The Initial Purchasers shall have received on the Closing Date an opinion, dated the Closing Date, of Latham & Watkins, counsel for the Initial Purchasers, in form and substance reasonably satisfactory to the Initial Purchasers.

                  (g) The Initial Purchasers shall have received, at the time this Agreement is executed and at the Closing Date, letters dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the Initial Purchasers each of (i) Deloitte & Touche LLP, (ii) PricewaterhouseCoopers LLP, (iii) KPMG LLP and (iv) Ernst & Young LLP, all of which are independent public accountants, containing the information and statements of the type ordinarily included in accountants' "comfort letters" to the Initial Purchasers with respect to the financial statements and certain financial information contained in the Offering Memorandum.

                  (h) The Senior Subordinated Notes shall have been designated for trading on PORTAL.

                  (i) The Initial Purchasers shall have received a counterpart, conformed as executed, of the Indenture which shall have been entered into by the Issuers, the Subsidiary Guarantors and the Trustee.

                  (j) The Issuers and the Subsidiary Guarantors shall have executed the Registration Rights Agreement and the Initial Purchasers shall have received an original copy thereof, duly executed by the Issuers and the Subsidiary Guarantors.

                  (k) The Senior Credit Facility shall have been entered into by the parties thereto, and the Initial Purchasers shall have received counterparts, conformed as executed, thereof and of all other documents and agreements entered into in connection therewith. Each condition to the closing contemplated by the Senior Credit Facility shall have been satisfied or waived thereunder. There shall exist at and as of the Closing Date (after giving effect to the transactions contemplated by this Agreement and the Contribution and Merger Documents) no conditions that would constitute a material default (or an event that, with notice or the lapse of time or both, would constitute a material default) under the Senior Credit Facility. On the Closing Date, the closing under the Senior Credit Facility shall have been consummated on terms that conform in all material respects to the description thereof in the Offering Memorandum.

                  (l) All Contribution and Merger Documents (other than the Equity Registration Rights Agreement) shall have been entered into by the parties thereto, and the Initial Purchasers shall have received counterparts, conformed as executed, thereof and of all other documents and agreements entered into in connection therewith. Each condition to the closing of the Contributions and Mergers contemplated by the Contribution and Merger Documents shall have been satisfied or waived by the parties thereto. The Initial Purchasers shall have been informed of all material waivers with respect to the Contribution and Merger Documents. Prior to, or simultaneously with, the closing of the Offering, the Contributions and Mergers shall have been consummated on terms that conform in all material respects to the description thereof in the Offering Memorandum. The Initial Purchasers shall have received evidence satisfactory to the Initial Purchasers that the Contributions and Mergers has been so consummated.

                  (m) The lenders of the indebtedness to be refinanced by the Company and its subsidiaries as set forth in the Offering Memorandum under the caption "Use of Proceeds" shall have delivered evidence satisfactory to the Initial Purchasers in connection with the Company's repayment and termination of such indebtedness, and the Company shall have delivered such letters or such other evidence to the Initial Purchasers.

                  (n) On the Closing Date, the Subsidiary Guarantors shall have approved, adopted, ratified and confirmed the execution, delivery and performance of this Agreement by the Issuers, and the Initial Purchasers shall have received a counterpart of this Agreement executed by each Subsidiary Guarantor as parties hereto.

                  (o) The Issuers (or following the Contributions and Mergers, the Issuers and Subsidiary Guarantors) shall not have failed at or prior to the Closing Date to perform or comply with any of the agreements herein contained and required to be performed or complied with by the Issuers or the Subsidiary Guarantors, as the case may be, at or prior to the Closing Date.

                  (p) The Initial Purchasers shall have received, addressed to the Initial Purchasers, a solvency certificate of the Chief Financial Officers of the Issuers that is identical to the solvency certificate required to be delivered to the lenders under the Senior Credit Facility.

            10. Effectiveness of Agreement and Termination. This Agreement shall become effective upon the execution and delivery of this Agreement by the parties hereto.

            This Agreement may be terminated at any time on or prior to the Closing Date by the Initial Purchasers by written notice to the Issuers if any of the following has occurred: (i) any outbreak or escalation of hostilities or other national or international calamity or crisis or change in economic conditions or in the financial markets of the United States or elsewhere that, in the Initial Purchasers' judgment, is material and adverse and, in the Initial Purchasers' judgment, makes it impracticable to market the Senior Subordinated Notes on the terms and in the manner contemplated in the Offering Memorandum,
(ii) the suspension or material limitation of trading in securities or other instruments on the New York Stock Exchange, the American Stock Exchange, the Chicago Board of Options Exchange, the Chicago Mercantile Exchange, the Chicago Board of Trade or the Nasdaq National Market or limitation on prices for securities or other instruments on any such exchange or the Nasdaq National Market, (iii) the suspension of trading of any securities of the Issuers or any Subsidiary Guarantor on any exchange or in the over-the-counter market, (iv) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority which in your opinion materially and adversely affects, or will materially and adversely affect, the business, prospects, financial condition or results of operations of the Company and its subsidiaries, taken as a whole, (v) the declaration of a banking moratorium by either federal or New York State authorities or (vi) the taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs which in your opinion has a material adverse effect on the financial markets in the United States.

            If on the Closing Date any one or more of the Initial Purchasers shall fail or refuse to purchase the Senior Subordinated Notes which it or they have agreed to purchase hereunder on such date and the aggregate principal amount of the Senior Subordinated Notes which such defaulting Initial Purchaser or Initial Purchasers, as the case may be, agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of the Senior Subordinated Notes to be purchased on such date by all Initial Purchasers, each non-defaulting Initial Purchaser shall be obligated severally, in the proportion which the principal amount of the Senior Subordinated Notes set forth opposite its name in Schedule B bears to the aggregate principal amount of the Senior Subordinated Notes which all the non-defaulting Initial Purchasers, as the case may be, have agreed to purchase, or in such other proportion as you may specify, to purchase the Senior Subordinated Notes which such defaulting Initial Purchaser or Initial Purchasers, as the case may be, agreed but failed or refused to purchase on such date; provided that in no event shall the aggregate principal amount of the Senior Subordinated Notes which any Initial Purchaser has agreed to purchase pursuant to Section 2 hereof be increased pursuant to this Section 10 by an amount in excess of one-ninth of such principal amount of the Senior Subordinated Notes without the written consent of such Initial Purchaser. If on the Closing Date any Initial Purchaser or Initial Purchasers shall fail or refuse to purchase the Senior Subordinated Notes and the aggregate principal amount of the Senior Subordinated Notes with respect to which such default occurs is more than one-tenth of the aggregate principal amount of the Senior Subordinated Notes to be purchased by all Initial Purchasers and arrangements satisfactory to the Initial Purchasers and the Issuers for purchase of such the Senior Subordinated Notes are not made within 48 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Initial Purchaser and the Issuers.
 In any such case which does not result in termination of this Agreement, either you or the Issuers shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Offering Memorandum or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Initial Purchaser from liability in respect of any default of any such Initial Purchaser under this Agreement.

            11. Initial Purchasers' Information. The Issuers and the Initial Purchasers acknowledge and agree for all purposes under this Agreement that the statements with respect to the offering of the Notes set forth in the third paragraph, in the fourth sentence of the seventh paragraph, in the tenth, eleventh and twelfth paragraph under the caption "Plan of Distribution" and set forth in the third sentence of the first paragraph under the caption "Lack of Public Market" in the section entitled "Risk Factors," in the Offering Memorandum constitute the only information furnished to the Issuers in writing by the Initial Purchasers expressly for use in the Offering Memorandum.

            12. Miscellaneous.

            Notices given pursuant to any provision of this Agreement shall be addressed as follows: (i) if to the Issuers or any Subsidiary Guarantor, to 2515 McKinney Avenue, Suite 850, Dallas, Texas 75201, Attention: Chief Financial Officer and to Vestar Capital Partners III, L.P. and Reid Plastics, Inc., each care of Vestar Capital Partners, Inc., Seventeenth Street Plaza, 1225 17th Street, Suite 1660, Denver, Colorado 80202; and (ii) if to the Initial Purchasers, Donaldson, Lufkin & Jenrette Securities Corporation, 277 Park Avenue, New York, New York 10172, Attention: Syndicate Department, or in any case to such other address as the person to be notified may have requested in writing.

            The respective indemnities, contribution agreements, representations, warranties and other statements of the Issuers (or following the Contributions and Mergers, the Issuers and the Subsidiary Guarantors) and the Initial Purchasers set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, and will survive delivery of and payment for the Senior Subordinated Notes, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of the Initial Purchasers, the officers, directors or managers (or Management Committee members) of the Initial Purchasers, any person controlling the Initial Purchasers, the Issuers (or following the Contributions and Mergers, the Issuers and any Subsidiary Guarantor), the officers or directors of the Issuers (or following the Contributions and Mergers, the Issuers or any Subsidiary Guarantor), or any person controlling the Issuers (or following the Contributions and Mergers, the Issuers or any Subsidiary Guarantor), (ii) acceptance of the Senior Subordinated Notes and payment for them hereunder and
(iii) termination of this Agreement.

            If for any reason the Senior Subordinated Notes are not delivered by or on behalf of the Issuers as provided herein (other than as a result of any termination of this Agreement pursuant to Section 10), the Issuers (or following the Contributions and Mergers, the Issuers and each Subsidiary Guarantor), jointly and severally, agree to reimburse the Initial Purchasers for all reasonable out-of-pocket expenses (including the reasonable fees and disbursements of counsel) incurred by them. Notwithstanding any termination of this Agreement, the Issuers shall be liable for all reasonable expenses which it has agreed to pay pursuant to Section 5(i) hereof. The Issuers (or following the Contributions and Mergers, the Issuers and each Subsidiary Guarantor) also agree, jointly and severally, to reimburse the Initial Purchasers and its officers, directors and each person, if any, who controls such Initial Purchasers within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act for any and all reasonable fees and expenses (including without limitation the reasonable fees and expenses of counsel) incurred by them in connection with enforcing their rights under this Agreement (including without limitation its rights under Section 8).

            Except as otherwise provided, this Agreement has been and is made solely for the benefit of and shall be binding upon the Issuers (or following the Contributions and Mergers, the

Issuers and the Subsidiary Guarantors), the Initial Purchasers, the Initial Purchasers' directors and officers, any controlling persons referred to herein, the directors or managers (or Management Committee members) of the Issuers (or following the Contributions and Mergers, the Issuers and the Subsidiary Guarantors) and their respective successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include a purchaser of any of the Senior Subordinated Notes from the Initial Purchasers merely because of such purchase.

            This Agreement shall be governed and construed in accordance with the laws of the State of New York.

            This Agreement may be signed in various counterparts which together shall constitute one and the same instrument.

            Please confirm that the foregoing correctly sets forth the agreement between the Issuers and the Initial Purchasers.

                              Very truly yours,

                              CONSOLIDATED CONTAINER COMPANY LLC

                              By: CONSOLIDATED CONTAINER HOLDINGS LLC
                                  as its sole member and manager

                                  By: /s/  Steven M. Silver
                                      ----------------------------------
                                      Name: Steven M. Silver
                                      Title: Vice President


                              CONSOLIDATED CONTAINER CAPITAL, INC.


                              By: /s/ Steven M. Silver
                                  ----------------------------------
                                  Name: Steven M. Silver
                                  Title: Vice President


                              (Purchase Agreement)

The foregoing Purchase Agreement is hereby confirmed and accepted as of the date first above written by Donaldson, Lufkin & Jenrette Securities Corporation on behalf of the Initial Purchasers.


DONALDSON, LUFKIN & JENRETTE
SECURITIES CORPORATION


By: /s/ Howard S. Rimerman
    ----------------------------------
    Name: Howard S. Rimerman
    Title: Vice President


                              (Purchase Agreement)

                                   SCHEDULE A

                              Subsidiary Guarantors

Reid Plastics Group LLC
Plastic Containers LLC
Continental Plastic Containers LLC
Continental Caribbean Containers, Inc.

                                   SCHEDULE B

                        Contribution and Merger Documents

1.    Limited Liability Company Agreement of Consolidated Container Holdings LLC
2.    Consolidated Container Holdings LLC 1999 Unit Option Plan
3. Trademark License Agreement between Continental Can Company, Inc. and Consolidated Container Holdings LLC and Consolidated Container Company LLC
4. Bill of Sale, Assignment and Assumption Agreement, dated April 29, 1999, between Franklin Plastics, Inc. and the Purchaser
5. Assumption Agreement, dated April 29, 1999, among Reid Plastics Holdings, Inc., Consolidated Container Holdings LLC and Consolidated Container Company LLC
6. Bernon Side Letter between Suiza Foods Corporation and Peter M. Bernon, dated April 29, 1999
7. Non-Competition Side Letter Agreement, dated April 29, 1999, between Vestar Packaging LLC, Reid Plastics Holdings, Inc. and Suiza Foods Corporation
8. Tender Offer Side Letter among Vestar Packaging LLC, Reid Plastics Holdings, Inc., Franklin Plastics, Inc. and Suiza Foods Corporation
9. Supply Agreement between Suiza Foods Corporation and Consolidated Container Holdings LLC; Supply Agreement-Side Letter Agreement #1; Supply Agreement - Side Letter Agreement #2
10. Management Agreement, dated April 29, 1999, among Consolidated Container Holdings LLC, Consolidated Container Company LLC and Vestar Capital Partners

                                   SCHEDULE C

                                                       Principal Amount of
Initial Purchaser                                      Senior Subordinated Notes
- -----------------                                      -------------------------

Donaldson, Lufkin & Jenrette
Securities Corporation                                       $111,000,000.00

Deutsche Bank Securities Inc.                                  24,666,666.67

J.P. Morgan Securities Inc.                                    24,666,666.67

Bear, Stearns & Co. Inc.                                       24,666,666.67
                                                             ---------------

      Total                                                  $185,000,000.00
                                                             ===============

                                   SCHEDULE D

                                  Subsidiaries

Reid Plastics Group LLC
Plastic Containers LLC
Consolidated Container Capital, Inc.
Continental Plastic Containers LLC
Continental Caribbean Containers, Inc.
Reid Canada, Inc.
Reid Mexico, S.A. de C.V.

                                    EXHIBIT A

                                   Joinder of
                            the Subsidiary Guarantors

            With respect to the Purchase Agreement, dated as of June 24, 1999, as amended (the "Purchase Agreement") among Consolidated Container Company LLC, Consolidated Container Capital, Inc. and Donaldson, Lufkin & Jenrette Securities Corporation, Deutsche Bank Securities Inc., J.P. Morgan & Co. and Bear, Stearns & Co. Inc., as Initial Purchasers, the undersigned hereby agrees to be bound by such Purchase Agreement, and assume all of the rights and obligations of the Subsidiary Guarantors thereunder, as of the effective time of the Contributions and Mergers on July 2, 1999. Capitalized terms used but not defined in this Joinder shall have the meanings given to such terms in the Purchase Agreement.

                              Very truly yours,

                              REID PLASTICS GROUP LLC

                              By: CONSOLIDATED CONTAINER COMPANY LLC,
                                  as its Sole Member and Manager

                                  By: CONSOLIDATED CONTAINER HOLDINGS LLC,
                                      as its Sole Member and Manager


                                      By:  _______________________________
                                      Name:
                                      Title:


                              PLASTIC CONTAINERS LLC

                              By: CONSOLIDATED CONTAINER COMPANY LLC,
                                  as its Sole Member and Manager

                                  By: CONSOLIDATED CONTAINER HOLDINGS LLC,
                                      as its Sole Member and Manager


                                      By:  _______________________________
                                      Name:
                                      Title:

                              CONTINENTAL PLASTIC CONTAINERS LLC

                              By: PLASTIC CONTAINERS LLC,
                                  as its Sole Member and Manager

                              By: CONSOLIDATED CONTAINER COMPANY LLC,
                                  as its Sole Member and Manager

                                  By: CONSOLIDATED CONTAINER HOLDINGS LLC,
                                      as its Sole Member and Manager


                                      By:  _______________________________
                                      Name:
                                      Title:


                              CONTINENTAL CARIBBEAN CONTAINERS INC.

                              By:______________________________________
                              Name:
                              Title:

                                   JOINDER OF
                            THE SUBSIDIARY GUARANTORS

            With respect to the Purchase Agreement, dated as of June 24, 1999, among Consolidated Container Company LLC, Consolidated Container Capital, Inc. and Donaldson, Lufkin & Jenrette Securities Corporation, BT Alex. Brown, J.P. Morgan & Co. and Bear, Stearns & Co. Inc., as Initial Purchasers (the "Purchase Agreement"), the undersigned hereby agrees to be bound by such Purchase Agreement, and assume all of the rights and obligations of the Subsidiary Guarantors thereunder, as of the effective time of the Contributions and Mergers on July 1, 1999. Capitalized terms used but not defined in this Joinder shall have the meanings given to such terms in the Purchase Agreement.

                              Very truly yours,

                              REID PLASTICS GROUP LLC

                              By: CONSOLIDATED CONTAINER COMPANY LLC,
                                  as its Sole Member and Manager

                                  By: CONSOLIDATED CONTAINER HOLDINGS LLC,
                                      as its Sole Member and Manager


                                      By: /s/ Steven M. Silver
                                          ----------------------------------
                                          Name:  Steven M. Silver
                                          Title: Vice President


                              PLASTIC CONTAINERS LLC

                              By: CONSOLIDATED CONTAINER COMPANY LLC,
                                  as its Sole Member and Manager

                                  By: CONSOLIDATED CONTAINER HOLDINGS LLC,
                                      as its Sole Member and Manager


                                      By: /s/ Steven M. Silver
                                          ----------------------------------
                                          Name: Steven M. Silver
                                          Title: Vice President

                              CONTINENTAL PLASTIC CONTAINERS LLC

                              By: PLASTIC CONTAINERS LLC,
                                  as its Sole Member and Manager

                              By: CONSOLIDATED CONTAINER COMPANY LLC,
                                  as its Sole Member and Manager

                                  By: CONSOLIDATED CONTAINER HOLDINGS LLC,
                                      as its Sole Member and Manager


                                      By: /s/ Steven M. Silver
                                          ----------------------------------
                                          Name: Steven M. Silver
                                          Title: Vice President


                              CONTINENTAL CARIBBEAN CONTAINERS INC.

                              By: /s/ Steven M. Silver
                                  ----------------------------------
                                  Name: Steven M. Silver
                                  Title: Vice President

                    Amendment No. 1 to the Purchase Agreement

            Pursuant to Section 4(a) of the Purchase Agreement, dated June 24, 1999 (the "Purchase Agreement"), by and among Consolidated Container Company LLC and Consolidated Container Capital, Inc. (together, the "Issuers"), the Subsidiary Guarantors named therein and Donaldson, Lufkin & Jenrette Securities Corporation, Bear, Stearns & Co., Inc., Deutsche Bank Securities Inc. and J.P. Morgan Securities Inc. (collectively, the "Initial Purchasers"), the undersigned hereby agree as of July 1, 1999 that the delivery and payment for the Senior Subordinated Notes, as defined in the Purchase Agreement, shall be made at 9:00 a.m. New York City time, on July 2, 1999, at the offices of Simpson Thacher & Bartlett, 425 Lexington Avenue, New York, New York 10017. All other terms, conditions and provisions of the Purchase Agreement shall remain in full force and effect.

            Please confirm that the foregoing correctly sets forth the agreement between the Issuers and the Initial Purchasers.

                        Very truly yours,

                        CONSOLIDATED CONTAINER COMPANY LLC

                              By: CONSOLIDATED CONTAINER HOLDINGS LLC
                                  as its sole member and manager

                                  By: /s/ Steven M. Silver
                                      ----------------------------------
                                      Name: Steven M. Silver
                                      Title: Vice President


                              CONSOLIDATED CONTAINER CAPITAL, INC.


                                  By: /s/ Steven M. Silver
                                      ----------------------------------
                                      Name: Steven M. Silver
                                      Title: Vice President

The foregoing Amendment No. 1 to the Purchase Agreement is hereby confirmed and accepted as of the date first above written by Donaldson, Lufkin & Jenrette Securities Corporation on behalf of the Initial Purchasers.


DONALDSON, LUFKIN & JENRETTE
SECURITIES CORPORATION


By: /s/ Howard S. Rimerman
    -------------------------------------
    Name: Howard S. Rimerman
    Title: Vice President

                                    EXHIBIT B


                         REGISTRATION RIGHTS AGREEMENT
                           DATED AS OF JULY 1, 1999

                                 BY AND AMONG
                      CONSOLIDATED CONTAINER COMPANY LLC
                     CONSOLIDATED CONTAINER CAPITAL, INC.

                                      AND
                    THE SUBSIDIARY GUARANTORS NAMED HEREIN

                                      AND
                         DONALDSON, LUFKIN & JENRETTE
                            SECURITIES CORPORATION

                           BEAR, STEARNS & CO. INC.

                         DEUTSCHE BANK SECURITIES INC.

                          J.P. MORGAN SECURITIES INC.

      This Registration Rights Agreement (this "AGREEMENT") is made and entered into as of July 1, 1999, by and among Consolidated Container Company LLC, a Delaware limited liability company (the "COMPANY"), Consolidated Container Capital, Inc., a Delaware corporation ("CAPITAL" and, together with the Company, the "ISSUERS"), the subsidiary guarantors set forth on the signature pages hereto (the "SUBSIDIARY GUARANTORS") and Donaldson, Lufkin & Jenrette Securities Corporation, Bear, Stearns & Co. Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. (each an "INITIAL PURCHASER" and, collectively, the "INITIAL PURCHASERS"), each of whom has agreed to purchase the Issuers' 10 1/8% Senior Subordinated Notes due 2009 (the "SENIOR SUBORDINATED NOTES") pursuant to the Purchase Agreement (as defined below).

      This Agreement is made pursuant to the Purchase Agreement, dated June 24, 1999 and amended as of July 1, 1999 (the "PURCHASE AGREEMENT"), by and among the Issuers, the Subsidiary Guarantors and the Initial Purchasers. In order to induce the Initial Purchasers to purchase the Senior Subordinated Notes, the Issuers have agreed to provide the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the obligations of the Initial Purchasers set forth in Section 2 of the Purchase Agreement. Capitalized terms used herein and not otherwise defined shall have the meaning assigned to them the Indenture, dated as of July 1, 1999, among the Issuers, the Subsidiary Guarantors and The Bank of New York, as Trustee, relating to the Senior Subordinated Notes and the New Senior Subordinated Notes (the "INDENTURE").

      The parties hereby agree as follows:

SECTION 1. DEFINITIONS

      As used in this Agreement, the following capitalized terms shall have the following meanings:

      ACT: The Securities Act of 1933, as amended.

      AFFILIATE: As defined in Rule 144 of the Act.

      BROKER-DEALER: Any broker or dealer registered under the Exchange Act.

      CERTIFICATED SECURITIES: Definitive Notes, as defined in the Indenture.

      CLOSING DATE: The date hereof.

      COMMISSION: The Securities and Exchange Commission.

      CONSUMMATE: An Exchange Offer shall be deemed "Consummated" for purposes of this Agreement upon the occurrence of (a) the filing and effectiveness under the Act of the Exchange Offer Registration Statement relating to the New Senior Subordinated Notes to be issued in the Exchange Offer, (b) the maintenance of such Exchange Offer Registration Statement continuously effective and the keeping of the Exchange Offer open for a period not less than the period required pursuant to Section 3(b) hereof and (c) the delivery by the Issuers to the Registrar under the Indenture of New Senior Subordinated Notes in the same aggregate principal amount as the aggregate principal amount of Senior Subordinated Notes tendered by Holders thereof pursuant to the Exchange Offer.

      CONSUMMATION DEADLINE: As defined in Section 3(b) hereof.

      EFFECTIVENESS DEADLINE: As defined in Section 3(a) and 4(a) hereof.

      EXCHANGE ACT: The Securities Exchange Act of 1934, as amended.

      EXCHANGE OFFER: The exchange and issuance by the Issuers of a principal amount of New Senior Subordinated Notes (which shall be registered pursuant to the Exchange Offer Registration Statement) equal to the outstanding principal amount of Senior Subordinated Notes that are tendered by such Holders in connection with such exchange and issuance.

      EXCHANGE OFFER REGISTRATION STATEMENT: The Registration Statement relating to the Exchange Offer, including the related Prospectus.

      EXEMPT RESALES: The transactions in which the Initial Purchasers propose to sell the Senior Subordinated Notes to certain "qualified institutional buyers," as such term is defined in Rule 144A under the Act and in certain offshore transactions as defined under and pursuant to Regulation S under the Act.

      FILING DEADLINE: As defined in Sections 3(a) and 4(a) hereof.

      HOLDERS: As defined in Section 2 hereof.

      NEW SENIOR SUBORDINATED NOTES: The Issuers' new 10 1/8% Senior Subordinated Notes due 2009 to be issued pursuant to the Indenture: (i) in the Exchange Offer or (ii) as contemplated by Section 4 hereof.

      PROSPECTUS: The prospectus included in a Registration Statement at the time such Registration Statement is declared effective, as amended or supplemented by any prospectus supplement and by all other amendments thereto, including post-effective amendments, and all material incorporated by reference into such Prospectus.

      RECOMMENCEMENT DATE: As defined in Section 6(d) hereof.

      REGISTRATION DEFAULT: As defined in Section 5 hereof.

      REGISTRATION STATEMENT: Any registration statement of the Issuers and the Subsidiary Guarantors relating to (a) an offering of New Senior Subordinated Notes pursuant to an Exchange Offer or (b) the registration for resale of Transfer Restricted Securities pursuant to the Shelf Registration Statement, in each case, (i) that is filed pursuant to the provisions of this

Agreement and (ii) including the Prospectus included therein, all amendments and supplements thereto (including post-effective amendments) and all exhibits and material incorporated by reference therein.

      REGULATION S: Regulation S promulgated under the Act.

      RULE 144: Rule 144 promulgated under the Act.

      SHELF REGISTRATION STATEMENT: As defined in Section 4 hereof.

      SUSPENSION NOTICE: As defined in Section 6(d) hereof.

      SUSPENSION PERIOD: As defined in Section 4(a) hereof.

      TIA: The Trust Indenture Act of 1939 (15 U.S.C. Section 77aaa-77bbbb) as in effect on the date of the Indenture.

      TRANSFER RESTRICTED SECURITIES: Each (A) Senior Subordinated Note, until the earliest to occur of (i) the date on which such Senior Subordinated Note is exchanged in the Exchange Offer for a New Senior Subordinated Note which is entitled to be resold to the public by the Holder thereof without complying with the prospectus delivery requirements of the Act, (ii) the date on which such Senior Subordinated Note has been disposed of in accordance with a Shelf Registration Statement (and the purchasers thereof have been issued New Senior Subordinated Notes), or (iii) the date on which such Senior Subordinated Note is distributed to the public pursuant to Rule 144 under the Act and each (B) New Senior Subordinated Note held by a Broker Dealer until the date on which such New Senior Subordinated Note is disposed of by a Broker-Dealer pursuant to the "Plan of Distribution" or similarly titled caption contemplated by the Prospectus contained in the Exchange Offer Registration Statement (including the delivery of the Prospectus contained therein).

SECTION 2. HOLDERS

      A Person is deemed to be a holder of Transfer Restricted Securities (each, a "HOLDER") whenever such Person owns Transfer Restricted Securities.

SECTION 3. REGISTERED EXCHANGE OFFER

      (a) Unless the Exchange Offer shall not be permitted by applicable federal law or Commission policy (after the procedures set forth in Section 6(a)(i) below have been complied with), the Issuers and the Subsidiary Guarantors shall (i) cause the Exchange Offer Registration Statement to be filed with the Commission as soon as practicable after the Closing Date, but in no event later than 90 days after the Closing Date (such 90th day being the "FILING DEADLINE"), (ii) use their best efforts to cause such Exchange Offer Registration Statement to become effective at the earliest possible time, but in no event later than 180 days after the Closing Date (such 180th day being the "EFFECTIVENESS DEADLINE"), (iii) in connection with the foregoing,

(A) file all pre-effective amendments to such Exchange Offer Registration Statement as may be necessary in order to cause it to become effective, (B) file, if applicable, a post-effective amendment to such Exchange Offer Registration Statement pursuant to Rule 430A under the Act and (C) cause all necessary filings, if any, in connection with the registration and qualification of the New Senior Subordinated Notes to be made under the Blue Sky laws of such jurisdictions as are necessary to permit Consummation of the Exchange Offer, and (iv) upon the effectiveness of such Exchange Offer Registration Statement, commence and Consummate the Exchange Offer. The Exchange Offer shall be on the appropriate form permitting (i) registration of the New Senior Subordinated Notes to be offered in exchange for the Senior Subordinated Notes that are Transfer Restricted Securities and (ii) resales of New Senior Subordinated Notes by Broker-Dealers that tendered into the Exchange Offer Senior Subordinated Notes that such Broker-Dealer acquired for its own account as a result of market making activities or other trading activities (other than Senior Subordinated Notes acquired directly from the Issuers or any of their respective Affiliates) as contemplated by Section 3(c) below.

      (b) The Issuers and the Subsidiary Guarantors shall use their respective best efforts to cause the Exchange Offer Registration Statement to be effective continuously, and shall keep the Exchange Offer open for a period of 30 Business Days, or longer, if required under applicable federal and state securities laws to Consummate the Exchange Offer. The Issuers and the Subsidiary Guarantors shall cause the Exchange Offer to comply with all applicable federal and state securities laws. No securities other than the New Senior Subordinated Notes shall be included in the Exchange Offer Registration Statement. The Issuers and the Subsidiary Guarantors shall use their respective best efforts to cause the Exchange Offer to be Consummated on the earliest practicable date after the Exchange Offer Registration Statement has become effective, but in no event later than 30 business days thereafter (such 30th day being the "CONSUMMATION DEADLINE").

      (c) The Issuers shall include a "Plan of Distribution" (or similarly titled caption) section in the Prospectus contained in the Exchange Offer Registration Statement and indicate therein that any Broker-Dealer who holds Transfer Restricted Securities that were acquired for the account of such Broker-Dealer as a result of market-making activities or other trading activities (other than Senior Subordinated Notes acquired directly from the Issuers or any Affiliate of the Issuers), may exchange such Transfer Restricted Securities pursuant to the Exchange Offer. Such "Plan of Distribution" (or similarly titled caption) section shall also contain all other information with respect to such exchanges by such Broker-Dealers that the Commission may require in order to permit such exchanges pursuant thereto, but such "Plan of Distribution" or similarly titled caption shall not name any such Broker-Dealer or disclose the amount of Transfer Restricted Securities held by any such Broker-Dealer, except to the extent required by the Commission as a result of a change in policy, rules or regulations after the date of this Agreement. See the Shearman & Sterling no-action letter (available July 2, 1993).

      Because such Broker-Dealer may be deemed to be an "underwriter" within the meaning of the Act and must, therefore, deliver a prospectus meeting the requirements of the Act in connection with its initial sale of any New Senior Subordinated Notes received by such Broker-Dealer in the Exchange Offer, the Issuers and the Subsidiary Guarantors shall permit the use of the Prospectus contained in the Exchange Offer Registration Statement by such Broker-Dealer to satisfy such prospectus delivery requirement. To the extent necessary to ensure that the Prospectus contained in the Exchange Offer Registration Statement is available for sales of New Senior Subordinated Notes by Broker-Dealers, the Issuers and the Subsidiary Guarantors agree to use their respective best efforts to keep the Exchange Offer Registration Statement continuously effective, supplemented, amended and current as required by and subject to the provisions of Section 6(a) and (c) hereof and in conformity with the requirements of this Agreement, the Act and the policies, rules and regulations of the Commission as announced from time to time, for a period beginning when such New Senior Subordinated Securities are first issued in the Exchange Offer and ending upon the earlier of the expiration of the 180th day after the Exchange Offer has been completed or such time as such Broker-Dealers no longer own any New Subordinated Notes. The Issuers and the Subsidiary Guarantors shall provide sufficient copies of the latest version of such Prospectus to such Broker-Dealers, promptly upon request, and in no event later than one day after such request, at any time during such period.

SECTION 4. SHELF REGISTRATION

      (a) SHELF REGISTRATION. If (i) the Exchange Offer is not permitted by applicable law (after the Issuers and the Subsidiary Guarantors have complied with the procedures set forth in Section 6(a)(i) below) or (ii) if any Holder of Transfer Restricted Securities shall notify the Issuers within 20 Business Days following the Consummation Deadline that (A) such Holder was prohibited by law or Commission policy from participating in the Exchange Offer or (B) such Holder may not resell the New Senior Subordinated Notes acquired by it in the Exchange Offer to the public without delivering a prospectus and the Prospectus contained in the Exchange Offer Registration Statement is not appropriate or available for such resales by such Holder or (C) such Holder is a Broker-Dealer and holds Senior Subordinated Notes acquired directly from the Issuers or any of their respective Affiliates, then the Issuers and the Subsidiary Guarantors shall:

      (x) use their best efforts to cause to be filed, on or prior to 90 days after the earlier of (i) the date on which the Issuers determine that the Exchange Offer Registration Statement cannot be filed as a result of clause
(a)(i) above and (ii) the date on which the Issuers receive the notice specified in clause (a)(ii) above, (such earlier date, the "FILING DEADLINE"), a shelf registration statement pursuant to Rule 415 under the Act (which may be an amendment to the Exchange Offer Registration Statement (the "SHELF REGISTRATION STATEMENT")), relating to all Transfer Restricted Securities, and

      (y) shall use their respective best efforts to cause such Shelf Registration Statement to become effective on or prior to 180 days after the Filing Deadline for the Shelf Registration Statement (such 180th day the "EFFECTIVENESS DEADLINE").

      If, after the Issuers have filed an Exchange Offer Registration Statement that satisfies the requirements of Section 3(a) above, the Issuers are required to file and make effective a Shelf Registration Statement solely because the Exchange Offer is not permitted under applicable federal law (i.e., clause (a)(i) above), then the filing of the Exchange Offer Registration Statement shall be deemed to satisfy the requirements of clause
(x) above; PROVIDED that, in such
event, the Issuers shall remain obligated to meet the Effectiveness Deadline set forth in clause (y).

      To the extent necessary to ensure that the Shelf Registration Statement is available for sales of Transfer Restricted Securities by the Holders thereof entitled to the benefit of this Section 4(a) and the other securities required to be registered therein pursuant to Section 6(b)(ii) hereof, the Issuers and the Subsidiary Guarantors shall use their respective best efforts to keep any Shelf Registration Statement required by this Section 4(a) continuously effective, supplemented, amended and current (except during a Suspension Period) as required by and subject to the provisions of Sections 6(b) and (c) hereof and in conformity with the requirements of this Agreement, the Act and the policies, rules and regulations of the Commission as announced from time to time, for a period of at least two years (as extended pursuant to Section 6(c)(i)) following the Closing Date, or such shorter period as will terminate when all Transfer Restricted Securities covered by such Shelf Registration Statement have been sold pursuant thereto. Notwithstanding the foregoing, the Issuers and the Subsidiary Guarantors shall not be required to amend or supplement a Registration Statement, any related Prospectus or any document incorporated therein by reference, in the event that, and for a period not to exceed an aggregate of 60 days in any calendar year (a "SUSPENSION PERIOD") if, (i) an event occurs and is continuing as a result of which the Shelf Registration would in the Issuers' good faith judgment, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and (ii) (a) the Issuers determine in good faith judgment that the disclosure of such event at such time would have a material adverse effect on the business, operations or prospects of the Issuers or (b) the disclosure otherwise related to a pending material business transaction that has not yet been publicly disclosed.

      (b) PROVISION BY HOLDERS OF CERTAIN INFORMATION IN CONNECTION WITH THE SHELF REGISTRATION STATEMENT. No Holder of Transfer Restricted Securities may include any of its Transfer Restricted Securities in any Shelf Registration Statement pursuant to this Agreement unless and until such Holder furnishes to the Issuers in writing, within 20 days after receipt of a request therefor, the information specified in Item 507 or 508 of Regulation S-K, as applicable, of the Act for use in connection with any Shelf Registration Statement or Prospectus or preliminary Prospectus included therein. No Holder of Transfer Restricted Securities shall be entitled to liquidated damages pursuant to
Section 5 hereof unless and until such Holder shall have provided all such information. Each selling Holder agrees to promptly furnish additional information required to be disclosed in order to make the information previously furnished to the Issuers by such Holder not materially misleading.

SECTION 5. LIQUIDATED DAMAGES

      If (i) any Registration Statement required by this Agreement is not filed with the Commission on or prior to the applicable Filing Deadline, (ii) any such Registration Statement has not been declared effective by the Commission on or prior to the applicable Effectiveness Deadline, (iii) the Exchange Offer has not been Consummated on or prior to the Consummation Deadline or (iv) any Registration Statement required by this Agreement is filed and declared effective but shall thereafter cease to be effective or fail to be usable for its intended purpose (other than as a result of a Suspension Period) without being succeeded immediately by a post-effective amendment to such Registration Statement that cures such failure and that is itself declared effective immediately (each such event referred to in clauses (i) through (iv), a "REGISTRATION DEFAULT"), then the Issuers and the Subsidiary Guarantors hereby jointly and severally agree to pay to each Holder of Transfer Restricted Securities affected thereby liquidated damages in an amount equal to $.05 per week per $1,000 in principal amount of Transfer Restricted Securities held by such Holder for each week or portion thereof that the Registration Default continues for the first 90-day period immediately following the occurrence of such Registration Default. The amount of the liquidated damages shall increase by an additional $.05 per week per $1,000 in principal amount of Transfer Restricted Securities with respect to each subsequent 90-day period until all Registration Defaults have been cured, up to a maximum amount of liquidated damages of $.50 per week per $1,000 in principal amount of Transfer Restricted Securities; PROVIDED that the Issuers and the Subsidiary Guarantors shall in no event be required to pay liquidated damages for more than one Registration Default at any given time. Notwithstanding anything to the contrary set forth herein, (1) upon filing of the Exchange Offer Registration Statement (and/or, if applicable, the Shelf Registration Statement), in the case of (i) above, (2) upon the effectiveness of the Exchange Offer Registration Statement (and/or, if applicable, the Shelf Registration Statement), in the case of (ii) above, (3) upon Consummation of the Exchange Offer, in the case of (iii) above, or (4) upon the filing of a post-effective amendment to the Registration Statement or an additional Registration Statement that causes the Exchange Offer Registration Statement (and/or, if applicable, the Shelf Registration Statement) to again be declared effective or made usable in the case of (iv) above, the liquidated damages payable with respect to the Transfer Restricted Securities as a result of such clause (i), (ii), (iii) or (iv), as applicable, shall cease.

      All accrued liquidated damages shall be paid to the Holders entitled thereto, in the manner provided for the payment of interest in the Indenture, on each Interest Payment Date, as more fully set forth in the Indenture and the Notes. Notwithstanding the fact that any securities for which liquidated damages are due cease to be Transfer Restricted Securities, all obligations of the Issuers and the Subsidiary Guarantors to pay liquidated damages with respect to securities shall survive until such time as such obligations with respect to such securities shall have been satisfied in full.

SECTION 6. REGISTRATION PROCEDURES

      (a) EXCHANGE OFFER REGISTRATION STATEMENT. In connection with the Exchange Offer, the Issuers and the Subsidiary Guarantors shall (x) comply with all applicable provisions of Section 6(c) below, (y) use their respective best efforts to effect such exchange and to permit (subject to any Prospectus delivery requirements) the resale of New Senior Subordinated Notes by Broker-Dealers that tendered in the Exchange Offer Senior Subordinated Notes that such Broker-Dealer acquired for its own account as a result of its market making activities or other trading activities (other than Senior Subordinated Notes acquired directly from the Issuers or any of their respective Affiliates) being sold in accordance with the intended method or methods of distribution thereof, and (z) comply with all of the following provisions:

            (i) If, following the date hereof there has been announced a change in Commission policy with respect to exchange offers such as the Exchange Offer, that in the reasonable opinion of counsel to the Issuers raises a substantial question as to whether the Exchange Offer is permitted by applicable federal law, the Issuers and the Subsidiary Guarantors hereby agree to seek a no-action letter or other favorable decision from the Commission allowing the Issuers and the Subsidiary Guarantors to Consummate an Exchange Offer for such Transfer Restricted Securities. The Issuers and the Subsidiary Guarantors hereby agree to pursue the issuance of such a decision to the Commission staff level. In connection with the foregoing, the Issuers and the Subsidiary Guarantors hereby agree to take all such other actions as may be requested by the Commission or otherwise required in connection with the issuance of such decision, including without limitation (A) participating in telephonic conferences with the Commission, (B) delivering to the Commission staff an analysis prepared by counsel to the Issuers setting forth the legal bases, if any, upon which such counsel has concluded that such an Exchange Offer should be permitted and (C) diligently pursuing a resolution (which need not be favorable) by the Commission staff.

            (ii) As a condition to its participation in the Exchange Offer, each Holder of Transfer Restricted Securities (including, without limitation, any Holder who is a Broker Dealer) shall furnish, upon the request of the Issuers, prior to the Consummation of the Exchange Offer, a written representation to the Issuers and the Subsidiary Guarantors (which may be contained in the letter of transmittal contemplated by the Exchange Offer Registration Statement) to the effect that (A) it is not an Affiliate of the Issuers, (B) it is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any person to participate in, a distribution of the New Senior Subordinated Notes to be issued in the Exchange Offer and (C) it is acquiring the New Senior Subordinated Notes in its ordinary course of business. As a condition to its participation in the Exchange Offer each Holder using the Exchange Offer to participate in a distribution of the New Senior Subordinated Notes shall acknowledge and agree that, if the resales are of New Senior Subordinated Notes obtained by such Holder in exchange for Senior Subordinated Notes acquired directly from the Issuers or an Affiliate thereof, it (1) could not, under Commission policy as in effect on the date of this Agreement, rely on the position of the Commission enunciated in MORGAN STANLEY AND CO., INC. (available June 5, 1991) and EXXON CAPITAL HOLDINGS CORPORATION (available May 13, 1988), as interpreted in the Commission's letter to SHEARMAN & STERLING dated July 2, 1993, and similar no-action letters (including, if applicable, any no-action letter obtained pursuant to clause (i) above), and (2) must comply with the registration and prospectus delivery requirements of the Act in connection with a secondary resale transaction and that such a secondary resale transaction must be covered by an effective registration statement containing the selling security holder information required by Item 507 or 508, as applicable, of Regulation S-K.

            (iii) Prior to effectiveness of the Exchange Offer Registration Statement, the Issuers and the Subsidiary Guarantors shall provide a supplemental letter to the Commission (A) stating that the

      Issuers and the Subsidiary Guarantors are registering the Exchange Offer in reliance on the position of the Commission enunciated in EXXON CAPITAL HOLDINGS CORPORATION (available May 13, 1988), MORGAN STANLEY AND CO., INC. (available June 5, 1991) as interpreted in the Commission's letter to SHEARMAN & STERLING dated July 2, 1993, and, if applicable, any no-action letter obtained pursuant to clause (i) above, (B) including a representation that neither Issuer nor any Subsidiary Guarantor has entered into any arrangement or understanding with any Person to distribute the New Senior Subordinated Notes to be received in the Exchange Offer and that, to the best of the Issuers' and each Subsidiary Guarantors' information and belief, each Holder participating in the Exchange Offer is acquiring the New Senior Subordinated Notes in its ordinary course of business and has no arrangement or understanding with any Person to participate in the distribution of the New Senior Subordinated Notes received in the Exchange Offer and (C) any other undertaking or representation required by the Commission as set forth in any no-action letter obtained pursuant to clause (i) above, if applicable.

      (b) SHELF REGISTRATION STATEMENT. In connection with the Shelf Registration Statement, the Issuers and the Subsidiary Guarantors shall:

            (i) comply with all the provisions of Section 6(c) below and use their respective best efforts to effect such registration to permit the sale of the Transfer Restricted Securities being sold in accordance with the intended method or methods of distribution thereof (as indicated in the information furnished to the Issuer pursuant to Section 4(b) hereof), and pursuant thereto the Issuers and the Subsidiary Guarantors will prepare and file with the Commission a Shelf Registration Statement relating to the registration on any appropriate form under the Act, which form shall be available for the sale of the Transfer Restricted Securities in accordance with the intended method or methods of distribution thereof within the time periods and otherwise in accordance with the provisions hereof;

            (ii) issue, upon the request of any Holder or purchaser of Senior Subordinated Notes covered by any Shelf Registration Statement contemplated by this Agreement, New Senior Subordinated Notes having an aggregate principal amount equal to the aggregate principal amount of Senior Subordinated Notes sold pursuant to the Shelf Registration Statement and surrendered to the Issuer for cancellation pursuant to the Indenture; the Issuer shall register New Senior Subordinated Notes on the Shelf Registration Statement for this purpose and issue the New Senior Subordinated Notes to the purchaser(s) of securities subject to the Shelf Registration Statement in the names as such purchaser(s) shall designate pursuant to the Indenture;

            (iii) make the Issuers' and the Subsidiary Guarantors' representatives available for discussion of any document that is to be incorporated by reference into a Shelf Registration Statement or Prospectus and other customary due diligence matters, and include such information in such document prior to the filing thereof as such selling Holders may reasonably request;

            (iv) make available, at reasonable times, for inspection by representatives of the selling Holders of a majority of the aggregate principal amount of Notes outstanding and any attorney or accountant retained by such representatives on behalf of the selling Holders that enters into a customary confidentiality agreement with the Issuers, all financial and other records, pertinent corporate documents of the Issuers and the Subsidiary Guarantors and cause the Issuers' and the Subsidiary Guarantors' officers, directors and employees to supply all information reasonably requested by representatives of any such Holder, attorney or accountant in connection with such Registration Statement or any post-effective amendment thereto subsequent to the filing thereof and prior to its effectiveness;

            (v) if requested by any selling Holders in connection with such sale, promptly include in any Registration Statement or Prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as such Holders may reasonably request to have included therein, including, without limitation, information relating to the "Plan of Distribution" (or similarly titled caption) of the Transfer Restricted Securities; and make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after the Issuers are notified of the matters to be included in such Prospectus supplement or post-effective amendment;

            (vi) deliver to each Holder without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons reasonably may request; the Issuers and the Subsidiary Guarantors hereby consent to the use (in accordance with law) of the Prospectus and any amendment or supplement thereto by each selling Holder in connection with the offering and the sale of the Transfer Restricted Securities covered by the Prospectus or any amendment or supplement thereto; and

            (vii) upon the request of the representative of the selling Holders of a majority of the aggregate principal amount of the outstanding Notes, enter into such agreements (including underwriting agreements) and make such representations and warranties and take all such other actions in connection therewith in order to expedite or facilitate the disposition of the Transfer Restricted Securities pursuant to any applicable Registration Statement contemplated by this Agreement as may be reasonably requested by such representative in connection with any sale or resale pursuant to any applicable Registration Statement. In such connection, the Issuers and the Subsidiary Guarantors shall:

                  (A) upon request of the representative of the selling Holders of a majority of the aggregate principal amount of the outstanding Notes, furnish (or in the case of paragraphs (2) and (3), use its best efforts to cause to be furnished) to each such Holder, upon the effectiveness of the Shelf Registration Statement:

                        (1) a certificate, dated such date, signed by the
                  Presidents and the Chief Financial Officers of the Issuers, confirming, as of the date thereof, the matters set forth in Sections 6(dd), 9(a) and 9(b) of the Purchase Agreement and such other similar matters as such Holders may reasonably request;

                        (2) an opinion, dated the date of effectiveness of the
                  Shelf Registration Statement, of counsel for the Issuers and the Subsidiary Guarantors covering matters similar to those set forth Exhibit C of the Purchase Agreement and such other matter as such Holder may reasonably request and are customary and appropriate for transactions of this kind, and in any event including a statement to the effect that such counsel
                  (a) has not independently verified the accuracy, completeness or fairness of the statements made or included in the Registration Statement or the Prospectus and take no responsibility therefor, except as and to the extent set forth in the paragraph regarding the "Description of Notes" contained elsewhere in the opinion, and (b) in the course of the preparation by the Issuers and the Subsidiary Guarantors of the Registration Statement and the Prospectus, has participated in conferences with certain officers and employees of the Issuers and the Subsidiary Guarantors, with representatives of auditors and with counsel to the Issuers and the Subsidiary Guarantors, and based upon such counsel's examination of the Registration Statement and the Prospectus, such counsel's investigation made in connection with preparation of the Registration Statement and the Prospectus, and such counsel's participation in the conferences referred to above, (i) such counsel is of the opinion that the Registration Statement, as of its effective date, and the Prospectus, as of the closing date, complied as to form in all material respects with the requirements of the Act, the Trust Indenture Act and the applicable rules and regulations of the Commission thereunder, except that in each case such counsel may state that it expresses no opinion with respect to the financial statements or other financial data contained or incorporated by reference in the Registration Statement and the Prospectus, and (ii) it has no reason to believe that the Registration Statement, as of its effective date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Prospectus contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that in each case such counsel may state that it expresses no belief with respect to the financial statements or other financial data contained or incorporated by reference in the Registration Statement or the Prospectus; and

                        (3) a customary comfort letter, dated the date of
                  effectiveness of the Shelf Registration Statement, from the Company's independent accountants, in the customary form and covering matters of the type customarily covered in comfort letters to underwriters in connection with underwritten offerings, and affirming the matters set forth in the comfort letters delivered pursuant to Section 9(g) of the Purchase Agreement; and

                  (B) deliver such other documents and certificates as may be reasonably requested by such representative to evidence compliance with the matters covered in clause (A) above and with any customary conditions contained in the any agreement entered into by the Issuers and the Subsidiary Guarantors pursuant to this clause (vii).

      (c) GENERAL PROVISIONS. In connection with any Registration Statement and any related Prospectus required by this Agreement, the Issuers and the Subsidiary Guarantors shall:

          (i) use their respective best efforts to keep such Registration Statement continuously effective (except, in the case of a Shelf Registration Statement, during a Suspension Period) and provide all requisite financial statements for the period specified in Section 3 or 4 of this Agreement, as applicable. Upon the occurrence of any event (A) that makes any statement of a material fact made in any such Registration Statement or the Prospectus contained therein untrue, or that requires the making of any additions to or changes in the Registration Statement in order to make the statements therein not misleading, or that requires the making of any additions to or changes in the Prospectus in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (B) that would cause any such Registration Statement or the Prospectus contained therein not to be effective and usuable for its intended purpose for resale of Transfer Restricted Securities during the period required by this Agreement, the Issuers and the Subsidiary Guarantors shall file promptly an appropriate amendment to such Registration Statement curing such defect, and, if Commission review is required, use their respective best efforts to cause such amendment to be declared effective as soon as practicable;

            (ii) prepare and file with the Commission such amendments and post-effective amendments to the applicable Registration Statement as may be necessary to keep such

      Registration Statement effective for the applicable period set forth in Section 3 or 4 hereof, as the case may be; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Act, and to comply fully with Rules 424, 430A and 462, as applicable, under the Act in a timely manner; and comply with the provisions of the Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such Registration Statement or supplement to the Prospectus;

            (iii) advise each Holder promptly and, if requested by such Holder, confirm such advice in writing, (A) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to any applicable Registration Statement or any post-effective amendment thereto, when the same has become effective, (B) of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information relating thereto, (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement under the Act or of the suspension by any state securities commission of the qualification of the Transfer Restricted Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes, (D) of the existence of any fact or the happening of any event that makes any statement of a material fact made in the Registration Statement, the Prospectus, any amendment or supplement thereto or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Registration Statement in order to make the statements therein not misleading, or that requires the making of any additions to or changes in the Prospectus in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Transfer Restricted Securities under state securities or Blue Sky laws, the Issuers and the Subsidiary Guarantors shall use their respective best efforts to obtain the withdrawal or lifting of such order at the earliest possible time;

            (iv) except, in the case of a Shelf Registration Statement, during a Suspension Period and subject to Section 6(c)(i), if any fact or event contemplated by Section 6(c)(iii)(D) above shall exist or have occurred, prepare a supplement or post-effective amendment to the Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of Transfer Restricted Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

            (v) furnish to each selling Holder in connection with such exchange or sale, if any, before filing with the Commission, copies of any Registration Statement or any

      Prospectus included therein or any amendments or supplements to any such Registration Statement or Prospectus (including all documents incorporated by reference after the initial filing of such Registration Statement), which documents will be subject to the review of such selling Holders in connection with such sale, if any, for a period of at least five Business Days, and the Issuer will not file any such Registration Statement or Prospectus or any amendment or supplement to any such Registration Statement or Prospectus (including all such documents incorporated by reference) to which the representative of a majority of such selling Holders shall reasonably object on behalf of the selling Holders within five Business Days after the receipt thereof. If such representative made an objection as set forth in the immediately preceding sentence, a selling Holder shall be deemed to have reasonably objected to such filing if such Registration Statement, amendment, Prospectus or supplement, as applicable, as proposed to be filed, contains an untrue statement of a material fact or omits to state any material fact necessary to make the statements therein, in the case of any Prospectus, in the light of the circumstances under which they were made, not misleading or fails to comply with the applicable requirements of the Act;

            (vi) promptly prior to the filing of any document that is to be incorporated by reference into a Registration Statement or Prospectus, provide copies of such document to each selling Holder in connection with such exchange or sale, if any;

            (vii) furnish to each Initial Purchaser and each Holder who requests in connection with such exchange or sale, without charge, at least one copy of the Registration Statement, as first filed with the Commission, and of each amendment thereto, including all documents incorporated by reference therein and all exhibits (including exhibits incorporated therein by reference);

            (viii) prior to any public offering of Transfer Restricted Securities, cooperate with the selling Holders and their counsel in connection with the registration and qualification of the Transfer Restricted Securities under the securities or Blue Sky laws of such jurisdictions as the selling Holders may reasonably request and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Transfer Restricted Securities covered by the applicable Registration Statement; PROVIDED, HOWEVER, that neither Issuer nor any Subsidiary Guarantor shall be required to register or qualify as a foreign corporation where it is not now so qualified or to take any action that would subject it to the service of process in suits or to taxation, other than as to matters and transactions relating to the Registration Statement, in any jurisdiction where it is not now so subject;

            (ix) in connection with any sale of Transfer Restricted Securities that will result in such securities no longer being Transfer Restricted Securities, cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities to be sold and not bearing any restrictive legends; and to register such Transfer Restricted Securities in such denominations and such names as the selling

      Holders may request at least two Business Days prior to such sale of Transfer Restricted Securities;

            (x) use their respective best efforts to cause the disposition of the Transfer Restricted Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Transfer Restricted Securities, subject to the proviso contained in clause (ix) above;

            (xi) provide a CUSIP number for all Transfer Restricted Securities not later than the effective date of a Registration Statement covering such Transfer Restricted Securities and provide the Trustee under the Indenture with printed certificates for the Transfer Restricted Securities which are in a form eligible for deposit with The Depository Trust Company;

            (xii) otherwise use their respective best efforts to comply with all applicable rules and regulations of the Commission, and make generally available to its security holders with regard to any applicable Registration Statement, as soon as practicable, a consolidated earnings statement meeting the requirements of Rule 158 (which need not be audited) covering a twelve-month period beginning after the effective date of the Registration Statement (as such term is defined in paragraph (c) of Rule 158 under the Act);

            (xiii) cause the Indenture to be qualified under the TIA not later than the effective date of the first Registration Statement required by this Agreement and, in connection therewith, cooperate with the Trustee and the Holders to effect such changes to the Indenture as may be required for such Indenture to be so qualified in accordance with the terms of the TIA; and execute and use their best efforts to cause the Trustee to execute, all documents that may be required to effect such changes and all other forms and documents required to be filed with the Commission to enable such Indenture to be so qualified in a timely manner; and

            (xiv) provide promptly to each Holder, upon request, each document filed with the Commission pursuant to the requirements of Section 13 or
      Section 15(d) of the Exchange Act.

      (d) RESTRICTIONS ON HOLDERS. Each Holder agrees by acquisition of a Transfer Restricted Security that, upon receipt of the notice referred to in
Section 6(c)(iii)(C) or any notice from the Issuers of the existence of any fact of the kind described in Section 6(c)(iii)(D) hereof (in each case, a "SUSPENSION NOTICE"), such Holder will forthwith discontinue disposition of Transfer Restricted Securities pursuant to the applicable Registration Statement until (i) such Holder has received copies of the supplemented or amended Prospectus contemplated by Section 6(c)(iv) hereof, or (ii) such Holder is advised in writing by the Issuers that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus (in each case, the "RECOMMENCEMENT DATE"). Each Holder receiving a Suspension Notice hereby agrees that it will either (i) destroy any Prospectuses, other than permanent file copies, then in such Holder's possession which have been replaced by the Issuers with more recently dated Prospectuses or (ii) deliver to the Issuers (at the Issuers' expense) all copies, other than permanent file copies, then in such Holder's possession of the Prospectus covering such Transfer Restricted Securities that was current at the time of receipt of the Suspension Notice. The time period regarding the effectiveness of such Registration Statement set forth in Section 3 or 4 hereof, as applicable, shall be extended by a number of days equal to the number of days in the period from and including the date of delivery of the Suspension Notice to the date of delivery of the Recommencement Date.

SECTION 7. REGISTRATION EXPENSES

      (a) All expenses incident to the Issuers' and the Subsidiary Guarantors' performance of or compliance with this Agreement will be borne by the Issuers, regardless of whether a Registration Statement becomes effective, including without limitation: (i) all registration and filing fees and expenses; (ii) all fees and expenses of compliance with federal securities and state Blue Sky or securities laws; (iii) all expenses of printing (including printing certificates for the New Senior Subordinated Notes to be issued in the Exchange Offer and printing of Prospectuses), messenger and delivery services and telephone; (iv) all fees and disbursements of counsel for the Issuers, the Subsidiary Guarantors and the Holders of Transfer Restricted Securities; (v) all application and filing fees in connection with listing the New Senior Subordinated Notes on an automated quotation system pursuant to the requirements hereof; and (vi) all fees and disbursements of independent certified public accountants of the Issuers and the Subsidiary Guarantors (including the expenses of any special audit and comfort letters required by or incident to such performance).

      The Issuers will, in any event, bear their and the Subsidiary Guarantors' internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audit and the fees and expenses of any Person, including special experts, retained by the Issuers or the Subsidiary Guarantors.

      (b) In connection with any Shelf Registration Statement required by this Agreement, the Issuers and the Subsidiary Guarantors will reimburse the Initial Purchasers and the Holders of Transfer Restricted Securities who are selling or reselling Senior Subordinated Notes or New Senior Subordinated Notes pursuant to the "Plan of Distribution" or similarly titled caption contained in the Shelf Registration Statement for the reasonable fees and disbursements of not more than one counsel, who shall be Latham & Watkins, unless another firm shall be chosen by the Holders of a majority in principal amount of the Transfer Restricted Securities for whose benefit such Shelf Registration Statement is being prepared.

SECTION 8. INDEMNIFICATION

      (a) Each of the Issuers and each of the Subsidiary Guarantors agree, jointly and severally, to indemnify and hold harmless each Holder, its directors, its officers and each person, if any, who controls such Holder (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act), from and against any and all losses, claims, damages, liabilities and judgments (including without limitation, any legal or other expenses incurred in connection with investigating or defending any matter, including any action that could give rise to any such losses, claims, damages, liabilities or judgments) caused by any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, preliminary prospectus or Prospectus (or any amendment or supplement thereto) provided by either
Issuer or any Subsidiary Guarantor to any Holder or any prospective purchaser of New Senior Subordinated Notes or registered Senior Subordinated Notes, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or judgments are caused by such untrue statement or omission or alleged untrue statement or omission based upon information relating to any of the Holders furnished in writing to the Issuers by any of the Holders.

      (b) Each Holder of Transfer Restricted agrees, severally and not jointly, to indemnify and hold harmless the Issuers and the Subsidiary Guarantors, and their respective directors, managers (or Management Committee members) and officers and each person, if any, who controls (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) the Issuers, or any Subsidiary Guarantors to the same extent as the foregoing indemnity from the Issuers and the Subsidiary Guarantors set forth in section (a) above, but only with reference to information relating to such Holder furnished in writing to the Issuers by such Holder expressly for use in any Registration Statement. In no event shall any Holder, its directors, officers or any Person who controls such Holder be liable or responsible for any amount in excess of the total amount received by such Holder with respect to its sale of Transfer Restricted Securities pursuant to a Registration Statement.

      (c) In case any action shall be commenced involving any person in respect of which indemnity may be sought pursuant to Section 8(a) or 8(b) (the "INDEMNIFIED PARTY"), the indemnified party shall promptly notify the person against whom such indemnity may be sought (the "INDEMNIFYING PERSON") in writing and the indemnifying party shall assume the defense of such action, including the employment of counsel reasonably satisfactory to the indemnified party and the payment of all fees and expenses of such counsel, as incurred (except that in the case of any action in respect of which indemnity may be sought pursuant to both Sections 8(a) and 8(b), a Holder shall not be required to assume the defense of such action pursuant to this Section 8(c), but may employ separate counsel and participate in the defense thereof, but the fees and expenses of such counsel, except as provided below, shall be at the expense of the Holder). Any indemnified party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the indemnified party unless (i) the employment of such counsel shall have been specifically authorized in writing by the indemnifying party, (ii) the indemnifying party shall have failed to assume the defense of such action or employ counsel reasonably satisfactory to the indemnified party or (iii) the named parties to any such action (including any impleaded parties) include both the indemnified party and the indemnifying party, and the indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the indemnified party). In any such case, the indemnifying party shall not, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all indemnified parties and all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by a majority of the Holders, in the case of the parties indemnified pursuant to Section 8(a), and by the Issuers, in the case of parties indemnified pursuant to Section
8(b). The indemnifying party shall indemnify and hold harmless the indemnified party from and against any and all losses, claims, damages, liabilities and judgments by reason of any settlement of any action (i) effected with its written consent or (ii) effected without its written consent if the settlement is entered into more than twenty business days after the indemnifying party shall have received a request from the indemnified party for reimbursement for the fees and expenses of counsel (in any case where such fees and expenses are at the expense of the indemnifying party) and, prior to the date of such settlement, the indemnifying party shall have failed to comply with such reimbursement request. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened action in respect of which the indemnified party is or could have been a party and indemnity or contribution may be or could have been sought hereunder by the indemnified party, unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability on claims that are or could have been the subject matter of such action and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of the indemnified party.

      (d) To the extent that the indemnification provided for in this Section 8 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages, liabilities or judgments referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or judgments (i) in such proportion as is appropriate to reflect the relative benefits received by the Issuers and the Subsidiary Guarantors, on the one hand, and the Holders, on the other hand, from their sale of Transfer Restricted Securities or (ii) if the allocation provided by clause 8(d)(i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 8(d)(i) above but also the relative fault of the Issuers and the Subsidiary Guarantors, on the one hand, and of the Holder, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative fault of the Issuers and the Subsidiary Guarantors, on the one hand, and of the Holder, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such Issuer or such Subsidiary Guarantor, on the one hand, or by the Holder, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and judgments referred to above shall be deemed to include, subject to the limitations set forth in the second paragraph of Section 8(a), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.

      The Issuers, the Subsidiary Guarantors and each Holder agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any matter, including any action that could have given rise to such losses, claims, damages, liabilities or judgments. Notwithstanding the provisions of this Section 8, no Holder, its directors, its officers or any Person, if any, who controls such Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the total received by such Holder with respect to the sale of Transfer Restricted Securities pursuant to a Registration Statement exceeds
(i) the amount paid by such Holder for such Transfer Restricted Securities and (ii) the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Holders' obligations to contribute pursuant to this Section 8(c) are several in proportion to the respective principal amount of Transfer Restricted Securities held by each Holder hereunder and not joint.

      The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

SECTION 9. RULE 144A AND RULE 144

      Each Issuer and each Subsidiary Guarantor agrees with each Holder, for so long as any Transfer Restricted Securities remain outstanding and during any period in which such Issuer or such Guarantor (i) is not subject to
Section 13 or 15(d) of the Exchange Act, to make available, upon request of any Holder, to such Holder or beneficial owner of Transfer Restricted Securities in connection with any sale thereof and any prospective purchaser of such Transfer Restricted Securities designated by such Holder or beneficial owner, the information required by Rule 144A(d)(4) under the Act in order to permit resales of such Transfer Restricted Securities pursuant to Rule 144A, and (ii) is subject to Section 13 or 15 (d) of the Exchange Act, to make all filings required thereby in a timely manner in order to permit resales of such Transfer Restricted Securities pursuant to Rule 144.

SECTION 10. MISCELLANEOUS

      (a) REMEDIES. The Issuers and the Subsidiary Guarantors acknowledge and agree that any failure by the Issuers and/or the Subsidiary Guarantors to comply with their respective obligations under Sections 3 and 4 hereof may result in material irreparable injury to the Initial Purchasers or the Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Initial Purchasers or any Holder may obtain such relief as may be required to specifically enforce the Issuers' and the Subsidiary Guarantors' obligations under Sections 3 and 4 hereof. The Issuers and the Subsidiary Guarantors further agree to waive the defense in any action for specific performance that a remedy at law would be adequate.

      (b) NO INCONSISTENT AGREEMENTS. Neither Issuer nor any Subsidiary Guarantor will, on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise violate with the provisions hereof. Neither Issuer nor any Subsidiary Guarantor has previously entered into any agreement granting any registration rights with respect to its securities to any Person. The rights granted to the Holders hereunder do not in any way violate with and are not inconsistent with the rights granted to the holders of the Issuers' and the Subsidiary Guarantors' securities under any agreement in effect on the date hereof.

      (c) AMENDMENTS AND WAIVERS. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given unless (i) in the case of Section 5 hereof and this Section 10(c)(i), the Issuers have obtained the written consent of Holders of all outstanding Transfer Restricted Securities and (ii) in the case of all other provisions hereof, the Issuers have obtained the written consent of Holders of a majority of the outstanding principal amount of Transfer Restricted Securities (excluding Transfer Restricted Securities held by the Issuers or their respective Affiliates). Notwithstanding the foregoing, a waiver or consent to departure from the provisions hereof that relates exclusively to the rights of Holders whose Transfer Restricted Securities are being tendered pursuant to the Exchange Offer, and that does not affect directly or indirectly the rights of other Holders whose Transfer Restricted Securities are not being tendered pursuant to such Exchange Offer, may be given by the Holders of a majority of the outstanding principal amount of Transfer Restricted Securities subject to such Exchange Offer.

      (d) THIRD PARTY BENEFICIARY. The Holders shall be third party beneficiaries to the agreements made hereunder between the Issuers and the Subsidiary Guarantors, on the one hand, and the Initial Purchasers, on the other hand, and shall have the right to enforce such agreements directly to the extent they may deem such enforcement necessary or advisable to protect their rights or the rights of Holders hereunder.

      (e) NOTICES. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail (registered or certified, return receipt requested), telex, telecopier, or air courier guaranteeing overnight delivery:

            (i) if to a Holder, at the address set forth on the records of the Registrar under the Indenture, with a copy to the Registrar under the Indenture; and

            (ii) if to the Issuers or the Subsidiary Guarantors:

                  2515 McKinney Avenue, Suite 850
                  Dallas, Texas 75201
                  Attention: Chief Financial Officer

                  with a copy to

                  Vestar Capital Partners III, L.P.
                  and Reid Plastics Holdings, Inc.
                  c/o Vestar Capital Partners, Inc.,
                  Seventeenth Street Plaza
                  1225 17th Street, Suite 1660
                  Denver, Colorado 80202

      All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when receipt acknowledged, if telecopied; and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery.

      Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee at the address specified in the Indenture.

      (f) SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent Holders; provided, that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Transfer Restricted Securities in violation of the terms hereof or of the Purchase Agreement or the Indenture. If any transferee of any Holder shall acquire Transfer Restricted Securities in any manner, whether by operation of law or otherwise, such Transfer Restricted Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Transfer Restricted Securities such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement, including the restrictions on resale set forth in this Agreement and, if applicable, the Purchase Agreement, and such Person shall be entitled to receive the benefits hereof.

      (g) COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

      (h) HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

      (i) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

      (j) SEVERABILITY. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

      (k) ENTIRE AGREEMENT. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted with respect to the Transfer Restricted Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                         CONSOLIDATED CONTAINER COMPANY LLC

                         By:   Consolidated Container Holdings LLC,
                               as its Sole Member and Manager

                               By: /s/  Steven M. Silver
                                   --------------------------------
                                   Name:  Steven M. Silver
                                   Title:  Vice President


                         CONSOLIDATED CONTAINER CAPITAL, INC.

                         By: /s/  Steven M. Silver
                             --------------------------------------
                                Name:  Steven M. Silver
                                Title:  Vice President

                         REID PLASTICS GROUP LLC

                         By: Consolidated Container Company LLC, as its Sole Member and Manager

                         By: Consolidated Container Holdings LLC, as its Sole Member and Manager

                                By: /s/ Steven M. Silver
                                   ---------------------------------------------
                                   Name: Steven M. Silver
                                   Title: Vice President


                         PLASTIC CONTAINERS LLC

                         By: Consolidated Container Company LLC, as its Sole Member and Manager

                         By: Consolidated Container Holdings LLC, as its Sole Member and Manager

                                By: /s/ Steven M. Silver
                                   ---------------------------------------------
                                   Name: Steven M. Silver
                                   Title: Vice President


                         CONTINENTAL PLASTIC CONTAINERS LLC

                         By: Plastic Containers LLC, as its Sole Member and Manager

                         By: Consolidated Container Company LLC, as its Sole Member and Manager

                         By: Consolidated Container Holdings LLC, as its Sole Member and Manager

                                By: /s/ Steven M. Silver
                                   ---------------------------------------------
                                   Name: Steven M. Silver
                                   Title: Vice President


                         CONTINENTAL CARIBBEAN CONTAINERS, INC.

                         By: /s/ Steven M. Silver
                            ----------------------------------------------------
                            Name: Steven M. Silver
                            Title: Vice President

DONALDSON, LUFKIN & JENRETTE
      SECURITIES CORPORATION
DEUTSCHE BANK SECURITIES INC.
J.P. MORGAN SECURITIES INC.
BEAR, STEARNS & CO. INC.

By: Donaldson, Lufkin & Jenrette
       Securities Corporation

By: /s/  Howard S. Rimerman
    ----------------------------
     Name:  Howard S. Rimerman
     Title:  Vice President